UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565
Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant's PGIM QMA Long-Short Equity Fund, PGIM Short Duration Muni Fund, PGIM US Real Estate Fund and PGIM QMA Large-Cap Core Equity PLUS Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102
Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102
Registrant's telephone number, including area code:	800-225-1852
Date of fiscal year end:	3/31/2020
Date of reporting period:	3/31/2020

Item 1 – Reports to Stockholders

PGIM US REAL ESTATE FUND

ANNUAL REPORT

MARCH 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM US Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2020.

For most of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically near the end of the period as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading many economists to predict a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed a $2 trillion stimulus bill that offered an economic lifeline to consumers and businesses.

While stocks had climbed throughout much of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. In the US, large-cap equities dropped less than small caps during the period, while stocks in both developed foreign and emerging markets posted a double-digit decline.

Much of the bond market rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. Overall, US and global bonds posted gains, while the return for emerging market debt was negative. Late in the period, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

PGIM US Real Estate Fund

May 15, 2020

PGIM US Real Estate Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–19.21	0.13	6.08 (12/21/10)
(without sales charges)	–14.51	1.27	6.73 (12/21/10)
Class B
(with sales charges)	–19.15	0.39	5.95 (12/21/10)
(without sales charges)	–15.12	0.53	5.95 (12/21/10)
Class C
(with sales charges)	–15.89	0.53	5.94 (12/21/10)
(without sales charges)	–15.08	0.53	5.94 (12/21/10)
Class Z
(without sales charges)	–14.27	1.52	6.99 (12/21/10)
Class R6
(without sales charges)	–14.27	N/A	1.29 (5/25/17)
FTSE NAREIT Equity REITs Index
	–21.26	–0.35	—
S&P 500 Index
	–6.96	6.72	—

Average Annual Total Returns as of 3/31/20 Since Inception (%)
Class A (12/21/10)	Class B (12/21/10)	Class C (12/21/10)	Class Z (12/21/10)	Class R6 (5/25/17)
FTSE NAREIT Equity REITs Index
6.27	6.27	6.27	6.27	–3.10
S&P 500 Index
10.37	10.37	10.37	10.37	4.52

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM US Real Estate Fund (Class Z shares) with a similar investment in the FTSE NAREIT Equity REITs Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 21, 2010) and the account values at the end of the current fiscal year (March 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM US Real Estate Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5&6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

FTSE NAREIT Equity REITs Index—The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all equity real estate investment trusts (REITs) listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE MKT LLC. The Index is designed to reflect the performance of all publicly traded equity REITs as a whole.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 3/31/20

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
Prologis, Inc.	Industrial REITs	8.6%
Equinix, Inc.	Specialized REITs	7.9%
Equity LifeStyle Properties, Inc.	Residential REITs	6.0%
Americold Realty Trust	Industrial REITs	5.3%
Life Storage, Inc.	Specialized REITs	5.1%
Invitation Homes, Inc.	Residential REITs	4.8%
Kilroy Realty Corp.	Office REITs	4.7%
AvalonBay Communities, Inc.	Residential REITs	4.5%
Essex Property Trust, Inc.	Residential REITs	3.9%
MGM Growth Properties LLC (Class A Stock)	Hotel & Resort REITs	3.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM US Real Estate Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM US Real Estate Fund’s Class Z shares returned –14.27% in the 12-month reporting period that ended March 31, 2020, outperforming the –21.26% return of the FTSE NAREIT Equity REITs Index (the Index).

What were conditions like in the US real estate securities market?

•

The reporting period was challenging for the US real estate investment trust (REIT) market, as indicated above by the Index’s –21.26% return. The majority of the decline occurred in March 2020 during the onset of the COVID-19 outbreak in the US. The virus-induced downturn created unique pain points in specific REIT sectors that were forced to close, including hotels, malls, and casinos. In addition, owners of senior housing facilities faced higher-than-expected mortality rates and a lower volume of potential residents touring these facilities.

•

The REIT market currently trades at a 21% discount to net asset value (NAV), but the current economic recession is likely to lead to lower real estate values for most property types. Depending on the duration of the current recession, PGIM Real Estate expects a swift recovery in many property types that are likely to be relative winners in the current environment, including the industrial and residential sectors. Given a highly accommodative Federal Reserve and the continued risk of the virus spreading, PGIM Real Estate expects the REIT market will return to favor as investors search for defensive income streams and stable yields.

What worked?

•	Stock selection in the Fund was notably positive to performance during the reporting period. Asset allocation had a small positive contribution to relative performance versus the Index.

•

The Fund’s strong relative performance was the product of several property types in its portfolio, with the majority outperforming for the period. An underweight allocation to the retail sector and an overweight allocation to the industrial sector were the largest individual contributors. Strong stock selection in the health care, gaming, specialty housing, and office sectors had a significantly positive impact on results.

What didn’t work?

•	While most sectors in the Fund performed well, underweight positions in the data center and storage sectors slightly dragged on relative performance for the period.

Current outlook

•	Despite downward revisions to NAV across most property types, PGIM Real Estate estimates the market trades at an attractive 15 to 20% discount to NAV. The outlook for

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REIT cash flows is uncertain given mandated shutdowns of commercial real estate assets across the country due to the virus outbreak. The effectiveness of the federal government’s stimulus program and the duration of the outbreak likely will be key determinants as to how long it will take for REIT cash flows to return to normalized levels. The REIT sector currently yields 5.8%. PGIM Real Estate expects most REITs in lodging, retail, and senior housing to consider short-term reductions to dividends, but the vast majority of REITs are likely to maintain their current payments.

•

PGIM Real Estate remains diligent in its value-oriented investment process. Market volatility resulting from the COVID-19 outbreak has magnified return dispersion within the REIT market and greatly increased the advantage of active management. (Return dispersion is the range of performance results among REITs. A large dispersion means the difference between the best-performing REITs and the worst-performing REITs is significant. Conversely, a small dispersion would indicate that all REITs are providing more similar returns.) The outbreak likely will weigh on transient sectors such as lodging and retail, which were already struggling to grow rents. The Fund is underweight these two sectors.

•

A major slowdown in gross domestic product growth is likely to limit industrial demand in the short term, but PGIM Real Estate remains overweight to the industrial sector based on attractive valuations and secular demand growth driven by the rapid rise in e-commerce, which is likely to be exacerbated by the virus outbreak. PGIM Real Estate remains overweight in the manufactured housing and single-family rental sectors, as both are well positioned to benefit from strong secular demand shifts.

PGIM US Real Estate Fund	9

Comments on Largest Holdings

8.6%	Prologis Inc., Industrial

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. It also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

7.9%	Equinix Inc., Specialized

Equinix invests in interconnected data centers. It focuses on developing network and cloud-neutral data center platforms for cloud and information technology companies, enterprises, mobile services providers, and financial companies.

6.0%	Equity LifeStyle Properties Inc., Residential

Equity LifeStyle Properties owns an interest in communities in the US and western Canada, acquiring properties such as camping grounds and seasonal resort communities.

5.3%	Americold Realty Trust, Industrial

Americold Realty Trust provides temperature-controlled food distribution services, including warehousing, consolidation programs, shipment management, multi-vendor consolidation, and logistics solutions. It serves food producers, processors, distributors, wholesalers, retailers, and restaurants worldwide.

5.1%	Life Storage Inc., Specialized

Life Storage acquires and manages self-storage properties in about 30 US states, operating about 700 facilities with more than 50 million square feet of storage space. Its properties usually offer features such as humidity-controlled spaces; outdoor storage for cars, boats, and recreational vehicles; and the use of a free truck to help clients haul their possessions.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM US Real Estate Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM US Real Estate Fund		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$774.20	1.25%	$5.54
	Hypothetical	$1,000.00	$1,018.75	1.25%	$6.31
Class B	Actual	$1,000.00	$771.60	2.00%	$8.86
	Hypothetical	$1,000.00	$1,015.00	2.00%	$10.08
Class C	Actual	$1,000.00	$771.30	2.00%	$8.86
	Hypothetical	$1,000.00	$1,015.00	2.00%	$10.08
Class Z	Actual	$1,000.00	$774.90	1.00%	$4.44
	Hypothetical	$1,000.00	$1,020.00	1.00%	$5.05
Class R6	Actual	$1,000.00	$775.40	1.00%	$4.44
	Hypothetical	$1,000.00	$1,020.00	1.00%	$5.05

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended March 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended March 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of March 31, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 98.1%

COMMON STOCKS

Diversified REITs 2.3%
American Assets Trust, Inc.	25,347	$633,675

Health Care REITs 9.6%
Global Medical REIT, Inc.	17,948	181,634
Healthpeak Properties, Inc.	29,348	699,950
Medical Properties Trust, Inc.	44,189	764,028
Omega Healthcare Investors, Inc.	9,163	243,186
Physicians Realty Trust	10,297	143,540
Welltower, Inc.	14,493	663,489

		2,695,827

Hotel & Resort REITs 3.4%
MGM Growth Properties LLC (Class A Stock)	40,926	968,718

Industrial REITs 18.7%
Americold Realty Trust	44,095	1,500,994
Duke Realty Corp.	8,614	278,921
First Industrial Realty Trust, Inc.	14,500	481,835
Prologis, Inc.	30,040	2,414,315
Rexford Industrial Realty, Inc.	14,388	590,052

		5,266,117

Office REITs 10.5%
Boston Properties, Inc.	5,578	514,459
Cousins Properties, Inc.	16,449	481,462
Hudson Pacific Properties, Inc.	25,274	640,949
Kilroy Realty Corp.	20,632	1,314,258

		2,951,128

Residential REITs 25.4%
American Campus Communities, Inc.	9,578	265,789
American Homes 4 Rent (Class A Stock)	3,563	82,662
AvalonBay Communities, Inc.	8,597	1,265,221
Camden Property Trust	2,748	217,752
Equity LifeStyle Properties, Inc.	29,520	1,696,810
Equity Residential	14,289	881,774
Essex Property Trust, Inc.	4,985	1,097,896

See Notes to Financial Statements.

PGIM US Real Estate Fund	13

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Residential REITs (cont’d.)
Invitation Homes, Inc.	63,699	$1,361,248
Sun Communities, Inc.	2,377	296,768

		7,165,920

Retail REITs 3.8%
Realty Income Corp.	18,384	916,626
Spirit Realty Capital, Inc.	6,050	158,208

		1,074,834

Specialized REITs 24.4%
American Tower Corp.	1,940	422,435
CyrusOne, Inc.	3,877	239,405
Digital Realty Trust, Inc.	6,313	876,939
Equinix, Inc.	3,543	2,212,852
Extra Space Storage, Inc.	1,348	129,084
Four Corners Property Trust, Inc.	12,660	236,869
Gaming & Leisure Properties, Inc.	23,750	658,112
Life Storage, Inc.	15,294	1,446,048
Public Storage	1,000	198,610
SBA Communications Corp.	1,655	446,800

		6,867,154

TOTAL LONG-TERM INVESTMENTS (cost $28,507,386)		27,623,373

SHORT-TERM INVESTMENT 1.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $457,595)(w)	457,595	457,595

TOTAL INVESTMENTS 99.7% (cost $28,964,981)		28,080,968
Other assets in excess of liabilities 0.3%		77,148

NET ASSETS 100.0%		$28,158,116

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

See Notes to Financial Statements.

14

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Diversified REITs	$633,675	$—	$—
Health Care REITs	2,695,827	—	—
Hotel & Resort REITs	968,718	—	—
Industrial REITs	5,266,117	—	—
Office REITs	2,951,128	—	—
Residential REITs	7,165,920	—	—
Retail REITs	1,074,834	—	—
Specialized REITs	6,867,154	—	—
Affiliated Mutual Fund	457,595	—	—

Total	$28,080,968	$—	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2020 were as follows (unaudited):

Residential REITs	25.4%
Specialized REITs	24.4
Industrial REITs	18.7
Office REITs	10.5
Health Care REITs	9.6
Retail REITs	3.8
Hotel & Resort REITs	3.4

Diversified REITs	2.3%
Affiliated Mutual Fund	1.6

99.7
Other assets in excess of liabilities	0.3

100.0%

See Notes to Financial Statements.

PGIM US Real Estate Fund	15

Statement of Assets & Liabilities

as of March 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $28,507,386)	$27,623,373
Affiliated investments (cost $457,595)	457,595
Receivable for investments sold	529,179
Receivable for Fund shares sold	149,956
Dividends and interest receivable	113,602
Prepaid expenses	359

Total Assets	28,874,064

Liabilities
Payable for investments purchased	557,354
Payable for Fund shares reacquired	85,429
Accrued expenses and other liabilities	53,828
Management fee payable	14,352
Distribution fee payable	2,615
Affiliated transfer agent fee payable	2,370

Total Liabilities	715,948

Net Assets	$28,158,116

Net assets were comprised of:
Shares of beneficial interest, at par	$2,656
Paid-in capital in excess of par	30,051,775
Total distributable earnings (loss)	(1,896,315)

Net assets, March 31, 2020	$28,158,116

See Notes to Financial Statements.

16

Class A
Net asset value and redemption price per share, ($6,049,579 ÷ 570,648 shares of beneficial interest issued and outstanding)	$10.60
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price to public	$11.22

Class B
Net asset value, offering price and redemption price per share, ($179,494 ÷ 17,314 shares of beneficial interest issued and outstanding)	$10.37

Class C
Net asset value, offering price and redemption price per share, ($1,273,438 ÷ 123,074 shares of beneficial interest issued and outstanding)	$10.35

Class Z
Net asset value, offering price and redemption price per share, ($19,701,642 ÷ 1,855,237 shares of beneficial interest issued and outstanding)	$10.62

Class R6
Net asset value, offering price and redemption price per share, ($953,963 ÷ 89,828 shares of beneficial interest issued and outstanding)	$10.62

See Notes to Financial Statements.

PGIM US Real Estate Fund	17

Statement of Operations

Year Ended March 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$866,309
Affiliated dividend income	5,081

Total income	871,390

Expenses
Management fee	249,710
Distribution fee(a)	35,376
Custodian and accounting fees	61,705
Transfer agent’s fees and expenses (including affiliated expense of $13,899)(a)	58,305
Registration fees(a)	55,708
Audit fee	25,945
Shareholders’ reports	24,253
Legal fees and expenses	17,727
Trustees’ fees	10,700
Miscellaneous	20,349

Total expenses	559,778
Less: Fee waiver and/or expense reimbursement(a)	(190,783)
Distribution fee waiver(a)	(2,916)

Net expenses	366,079

Net investment income (loss)	505,311

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	316,398
Foreign currency transactions	(774)

315,624

Net change in unrealized appreciation (depreciation) on investments	(5,782,004)

Net gain (loss) on investment and foreign currency transactions	(5,466,380)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(4,961,069)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	17,496	4,283	13,597	—	—
Transfer agent’s fees and expenses	14,993	1,855	2,688	38,630	139
Registration fees	12,479	6,317	12,132	13,673	11,107
Fee waiver and/or expense reimbursement	(40,801)	(9,253)	(17,888)	(111,116)	(11,725)
Distribution fee waiver	(2,916)	—	—	—	—

See Notes to Financial Statements.

18

Statements of Changes in Net Assets

	Year Ended March 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$505,311	$408,670
Net realized gain (loss) on investment and foreign currency transactions	315,624	1,228,010
Net change in unrealized appreciation (depreciation) on investments	(5,782,004)	3,591,530

Net increase (decrease) in net assets resulting from operations	(4,961,069)	5,228,210

Dividends and Distributions
Distributions from distributable earnings
Class A	(345,221)	(195,526)
Class B	(16,521)	(24,630)
Class C	(83,630)	(38,028)
Class Z	(1,466,798)	(839,636)
Class R6	(21,465)	(526)

	(1,933,635)	(1,098,346)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	17,114,330	3,095,291
Net asset value of shares issued in reinvestment of dividends and distributions	1,932,448	1,097,576
Cost of shares reacquired	(11,426,156)	(1,978,612)

Net increase (decrease) in net assets from Fund share transactions	7,620,622	2,214,255

Total increase (decrease)	725,918	6,344,119

Net Assets:
Beginning of year	27,432,198	21,088,079

End of year	$28,158,116	$27,432,198

See Notes to Financial Statements.

PGIM US Real Estate Fund	19

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund (formerly known as PGIM Short Duration Muni High Income Fund), each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM US Real Estate Fund (the “Fund”).

The investment objective of the Fund is capital appreciation and income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

20

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM US Real Estate Fund	21

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term

22

portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment

PGIM US Real Estate Fund	23

Notes to Financial Statements (continued)

to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into an amended and restated subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited (formerly PGIM Fund Management Limited), an indirect wholly-owned subsidiary of PGIM, Inc. (together, the “Subadvisers”). The subadvisory agreement provides that the Subadvisers will provide investment advisory services to the Fund with respect to the assets of the Fund allocated to them by the Manager. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the Subadvisers, the cost of

24

compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to and including $1 billion, 0.73% on the next $2 billion of average daily net assets, 0.71% on the next $2 billion of average daily net assets, 0.70% on the next $5 billion of average daily net assets and 0.69% on the average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended March 31, 2020.

The Manager has contractually agreed, through July 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.25% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class B shares, 2.00% of average daily net assets for Class C shares, 1.00% of average daily net assets for Class Z shares, and 1.00% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through July 31, 2021 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PGIM US Real Estate Fund	25

Notes to Financial Statements (continued)

For the year ended March 31, 2020, PIMS received $49,330 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2020, PIMS received $39 and $645 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended March 31, 2020, no 17a-7 transactions were entered into by the Fund.

26

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2020, were $75,000,486 and $68,957,898, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended March 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$289,096	$21,066,147	$20,897,648	$—	$—	$457,595	457,595	$5,081

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended March 31, 2020, the tax character of dividends paid by the Fund were $1,552,467 of ordinary income and $381,168 of long-term capital gains. For the year ended March 31, 2019, the tax character of dividends paid by the Fund were $664,697 of ordinary income and $433,649 of long-term capital gains.

As of March 31, 2020, the accumulated undistributed earnings on a tax basis was $142,500 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2020 were as follows:

Tax Basis	$29,569,148

Gross Unrealized Appreciation	2,684,576
Gross Unrealized Depreciation	(4,172,756)

Net Unrealized Depreciation	$(1,488,180)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Fund elected to treat late year losses of approximately $551,000 as having been incurred in the following fiscal year (March 31, 2021).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is

PGIM US Real Estate Fund	27

Notes to Financial Statements (continued)

required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of March 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	1,500,225	81%
Class R6	977	1%

28

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	57%	1	11%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2020:
Shares sold	226,567	$2,986,498
Shares issued in reinvestment of dividends and distributions	25,522	344,069
Shares reacquired	(76,589)	(1,035,967)

Net increase (decrease) in shares outstanding before conversion	175,500	2,294,600
Shares issued upon conversion from other share class(es)	34,765	477,318

Net increase (decrease) in shares outstanding	210,265	$2,771,918

Year ended March 31, 2019:
Shares sold	70,301	$862,796
Shares issued in reinvestment of dividends and distributions	16,740	194,981
Shares reacquired	(60,405)	(718,202)

Net increase (decrease) in shares outstanding before conversion	26,636	339,575
Shares issued upon conversion from other share class(es)	8,642	105,884
Shares reacquired upon conversion into other share class(es)	(31,385)	(363,821)

Net increase (decrease) in shares outstanding	3,893	$81,638

Class B
Year ended March 31, 2020:
Shares sold	544	$7,371
Shares issued in reinvestment of dividends and distributions	1,253	16,521
Shares reacquired	(6,302)	(86,710)

Net increase (decrease) in shares outstanding before conversion	(4,505)	(62,818)
Shares reacquired upon conversion into other share class(es)	(22,611)	(308,707)

Net increase (decrease) in shares outstanding	(27,116)	$(371,525)

Year ended March 31, 2019:
Shares sold	466	$5,500
Shares issued in reinvestment of dividends and distributions	2,151	24,624
Shares reacquired	(20,315)	(234,544)

Net increase (decrease) in shares outstanding before conversion	(17,698)	(204,420)
Shares reacquired upon conversion into other share class(es)	(8,813)	(105,884)

Net increase (decrease) in shares outstanding	(26,511)	$(310,304)

PGIM US Real Estate Fund	29

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended March 31, 2020:
Shares sold	59,600	$825,665
Shares issued in reinvestment of dividends and distributions	6,359	83,653
Shares reacquired	(19,067)	(246,112)

Net increase (decrease) in shares outstanding before conversion	46,892	663,206
Shares reacquired upon conversion into other share class(es)	(12,216)	(159,832)

Net increase (decrease) in shares outstanding	34,676	$503,374

Year ended March 31, 2019:
Shares sold	19,100	$229,251
Shares issued in reinvestment of dividends and distributions	3,327	38,000
Shares reacquired	(21,841)	(251,878)

Net increase (decrease) in shares outstanding	586	$15,373

Class Z
Year ended March 31, 2020:
Shares sold	866,339	$11,833,075
Shares issued in reinvestment of dividends and distributions	108,583	1,466,740
Shares reacquired	(712,960)	(9,798,548)

Net increase (decrease) in shares outstanding before conversion	261,962	3,501,267
Shares reacquired upon conversion into other share class(es)	(654)	(8,779)

Net increase (decrease) in shares outstanding	261,308	$3,492,488

Year ended March 31, 2019:
Shares sold	162,454	$1,997,744
Shares issued in reinvestment of dividends and distributions	72,024	839,444
Shares reacquired	(65,531)	(773,988)

Net increase (decrease) in shares outstanding before conversion	168,947	2,063,200
Shares issued upon conversion from other share class(es)	31,332	363,821

Net increase (decrease) in shares outstanding	200,279	$2,427,021

Class R6
Year ended March 31, 2020:
Shares sold	105,866	$1,461,721
Shares issued in reinvestment of dividends and distributions	1,596	21,465
Shares reacquired	(18,553)	(258,819)

Net increase (decrease) in shares outstanding	88,909	$1,224,367

Year ended March 31, 2019:
Shares issued in reinvestment of dividends and distributions	45	$527

Net increase (decrease) in shares outstanding	45	$527

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

30

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 –10/1/2020	10/4/2018 –10/2/2019
Total Commitment	$1,222,500,000*	$900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2020. The average daily balance for the 6 days that the Fund had loans outstanding during the period was approximately $1,517,833, borrowed at a weighted average interest rate of 2.83%. The maximum loan outstanding amount during the period was $3,452,000. At March 31, 2020, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

PGIM US Real Estate Fund	31

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities

32

will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund’s performance can deviate from the performance of such indexes.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM US Real Estate Fund	33

Financial Highlights

Class A Shares
		Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.14	$11.05	$12.01	$13.71	$14.80
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.19	0.18	0.06	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.93)	2.47	(0.41)	0.07	(0.11)
Total from investment operations	(1.74)	2.66	(0.23)	0.13	0.10
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.13)	(0.27)	(0.14)
Distributions from net realized gains	(0.61)	(0.38)	(0.60)	(1.56)	(1.05)
Total dividends and distributions	(0.80)	(0.57)	(0.73)	(1.83)	(1.19)
Net asset value, end of year	$10.60	$13.14	$11.05	$12.01	$13.71
Total Return(b):	(14.51)%	24.76%	(2.36)%	1.01%	1.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,050	$4,735	$3,938	$4,863	$5,013
Average net assets (000)	$5,832	$4,230	$4,492	$5,555	$4,850
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.34%	1.61% (e)
Expenses before waivers and/or expense reimbursement	2.00%	2.36%	2.22%	1.92%	1.73% (e)
Net investment income (loss)	1.42%	1.63%	1.49%	0.43%	1.53%
Portfolio turnover rate(f)	211%	154%	92%	122%	156%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class B Shares
		Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.87	$10.83	$11.81	$13.51	$14.62
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.09	0.08	(0.04)	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.87)	2.43	(0.39)	0.07	(0.11)
Total from investment operations	(1.80)	2.52	(0.31)	0.03	-
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.07)	(0.17)	(0.06)
Distributions from net realized gains	(0.61)	(0.38)	(0.60)	(1.56)	(1.05)
Total dividends and distributions	(0.70)	(0.48)	(0.67)	(1.73)	(1.11)
Net asset value, end of year	$10.37	$12.87	$10.83	$11.81	$13.51
Total Return(b):	(15.12)%	23.85%	(3.11)%	0.26%	0.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$179	$572	$768	$1,089	$1,276
Average net assets (000)	$428	$642	$975	$1,240	$1,443
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.09%	2.36% (e)
Expenses before waivers and/or expense reimbursement	4.16%	5.00%	3.21%	2.61%	2.43% (e)
Net investment income (loss)	0.52%	0.78%	0.72%	(0.35)%	0.80%
Portfolio turnover rate(f)	211%	154%	92%	122%	156%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM US Real Estate Fund	35

Financial Highlights (continued)

Class C Shares
		Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.84	$10.81	$11.79	$13.49	$14.60
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.10	0.08	(0.05)	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.88)	2.41	(0.39)	0.08	(0.11)
Total from investment operations	(1.79)	2.51	(0.31)	0.03	-
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.07)	(0.17)	(0.06)
Distributions from net realized gains	(0.61)	(0.38)	(0.60)	(1.56)	(1.05)
Total dividends and distributions	(0.70)	(0.48)	(0.67)	(1.73)	(1.11)
Net asset value, end of year	$10.35	$12.84	$10.81	$11.79	$13.49
Total Return(b):	(15.08)%	23.81%	(3.11)%	0.26%	0.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,273	$1,135	$949	$1,536	$1,491
Average net assets (000)	$1,360	$947	$1,294	$1,669	$1,543
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.08%	2.36% (e)
Expenses before waivers and/or expense reimbursement	3.32%	4.17%	3.10%	2.62%	2.43% (e)
Net investment income (loss)	0.65%	0.89%	0.69%	(0.39)%	0.80%
Portfolio turnover rate(f)	211%	154%	92%	122%	156%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class Z Shares
		Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.16	$11.07	$12.02	$13.72	$14.80
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.23	0.21	0.08	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.93)	2.46	(0.40)	0.09	(0.12)
Total from investment operations	(1.71)	2.69	(0.19)	0.17	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.16)	(0.31)	(0.17)
Distributions from net realized gains	(0.61)	(0.38)	(0.60)	(1.56)	(1.05)
Total dividends and distributions	(0.83)	(0.60)	(0.76)	(1.87)	(1.22)
Net asset value, end of year	$10.62	$13.16	$11.07	$12.02	$13.72
Total Return(b):	(14.27)%	25.03%	(2.09)%	1.26%	1.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,702	$20,978	$15,422	$16,397	$35,941
Average net assets (000)	$25,381	$17,162	$16,394	$22,153	$36,976
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.13%	1.36% (e)
Expenses before waivers and/or expense reimbursement	1.44%	1.54%	1.80%	1.56%	1.43% (e)
Net investment income (loss)	1.60%	1.90%	1.76%	0.63%	1.90%
Portfolio turnover rate(f)	211%	154%	92%	122%	156%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes 0.01% of loan interest expense.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM US Real Estate Fund	37

Financial Highlights (continued)

Class R6 Shares
	Year Ended March 31,		May 25, 2017(a) through March 31,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.16	$11.06	$12.16
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.22	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.99)	2.48	(0.54)
Total from investment operations	(1.71)	2.70	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.16)
Distributions from net realized gains	(0.61)	(0.38)	(0.60)
Total dividends and distributions	(0.83)	(0.60)	(0.76)
Net asset value, end of period	$10.62	$13.16	$11.06
Total Return(c):	(14.27)%	25.14%	(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$954	$12	$10
Average net assets (000)	$294	$11	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00% (f)
Expenses before waivers and/or expense reimbursement	4.99%	135.20%	115.13% (f)
Net investment income (loss)	2.06%	1.88%	1.93% (f)
Portfolio turnover rate(g)	211%	154%	92%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM US Real Estate Fund and Board of Trustees

Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM US Real Estate Fund (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 21, 2020

PGIM US Real Estate Fund	39

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Fund’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board of Trustees on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s program on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

40

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2020, the Fund reported the maximum amount allowed per share but not less than $0.16 per share for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

The Fund designates 43.22% as qualified business income.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

PGIM US Real Estate Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM US Real Estate Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM US Real Estate Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM US Real Estate Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM US Real Estate Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate PGIM Real Estate (UK) Limited	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM US Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM US REAL ESTATE FUND

SHARE CLASS	A	B	C	Z	R6
NASDAQ	PJEAX	PJEBX	PJECX	PJEZX	PJEQX
CUSIP	744336603	744336702	744336801	744336884	744336751

MF209E

PGIM SHORT DURATION MUNI FUND

(Formerly PGIM Short Duration Muni High Income Fund)

ANNUAL REPORT

MARCH 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Muni Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2020.

For most of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically near the end of the period as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading many economists to predict a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed a $2 trillion stimulus bill that offered an economic lifeline to consumers and businesses.

While stocks had climbed throughout much of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. In the US, large-cap equities dropped less than small caps during the period, while stocks in both developed foreign and emerging markets posted a double-digit decline.

Much of the bond market rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. Overall, US and global bonds posted gains, while the return for emerging market debt was negative. Late in the period, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Muni Fund

May 15, 2020

PGIM Short Duration Muni Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

		Average Annual Total Returns as of 3/31/20
		One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)		–1.55	1.53	1.89 (5/29/14)
(without sales charges)		0.72	1.99	2.29 (5/29/14)
Class C
(with sales charges)		–1.02	1.23	1.51 (5/29/14)
(without sales charges)		–0.03	1.23	1.51 (5/29/14)
Class Z
(without sales charges)		0.97	2.25	2.55 (5/29/14)
Class R6
(without sales charges)		0.97	N/A	2.24 (5/25/17)
Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index
		1.60	1.62	—
Bloomberg Barclays Municipal Bond Index
		3.85	3.19	—

	Average Annual Total Returns as of 3/31/20 Since Inception (%)
	Class A (5/29/14)	Class C (5/29/14)	Class Z (5/29/14)	Class R6 (5/25/17)
Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index	1.81	1.81	1.81	2.99
Bloomberg Barclays Municipal Bond Index	3.42	3.42	3.42	3.35

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM Short Duration Muni Fund (Class Z shares) with a similar investment in the Bloomberg Barclays Short Duration Muni 50% HG/50% HY Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, and Bloomberg Barclays

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

The following changes are not reflected in the information as of 3/31/20: Effective April 1, 2020, the name of the Fund changed from “PGIM Short Duration Muni High Income Fund” to “PGIM Short Duration Muni Fund” and there were corresponding changes to the Fund’s investment objectives, investment strategies, expense limitations, performance benchmarks and management and subadvisory fee schedules.

PGIM Short Duration Muni Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	2.25% of the public offering price (3.25% of the public offering price for purchases prior to July 15, 2019).	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase (1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019).	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index—The Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index consists of the Bloomberg Barclays Municipal Bond 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible investment-grade municipal bonds with maturities from 1 to 8 years, and the Bloomberg Barclays Municipal High Yield 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible Ba1 or lower rated and non-rated municipal bonds with maturities from 1 to 8 years.

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Distributions and Yields as of 3/31/20
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			40.8%	37.0%		40.8%	37.0%
Class A	0.21	1.59	2.69	2.52	1.39	2.35	2.21
Class C	0.13	0.90	1.52	1.43	0.88	1.49	1.40
Class Z	0.23	1.88	3.18	2.98	1.68	2.84	2.67
Class R6	0.23	1.91	3.23	3.03	3.91	6.60	6.21

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

Credit Quality expressed as a percentage of total investments as of 3/31/20 (%)
AAA	2.8
AA	20.0
A	36.6
BBB	27.7
BB	5.2
B	0.2
CC	0.8
Not Rated	8.3
Cash/Cash Equivalents	–1.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Short Duration Muni Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration Muni Fund’s Class Z shares returned 0.97% in the 12-month reporting period that ended March 31, 2020, underperforming the 1.60% return of the Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index (the Index). (Effective April 1, 2020, the Fund’s name changed from PGIM Short Duration Muni High Income Fund to the PGIM Short Duration Muni Fund, and its benchmark index changed to the Bloomberg Barclays 1-8 Year Municipal Index).

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during most of the reporting period as mutual funds experienced positive inflows driven by record inflows in 2019. In March 2020, the market struggled as the COVID-19 crisis took hold, and PGIM Fixed Income saw increased interest rate volatility and spread widening as sellers emerged driven by mutual fund outflows. On the issuance front, supply was manageable during the period, contributing to a favorable supply/demand environment. For the full period, municipal bonds underperformed Treasury bonds across the yield curve, with most of the underperformance occurring late in the period.

•

During the period, the Federal Reserve cut interest rates five times totaling 225 basis points (bps), with 25-bp decreases each in August, September, and October of 2019 before 50- and 100-bp cuts in March 2020 in response to the slowing economy amid the COVID-19 crisis. This left the federal funds rate target range 0 to 25 bps, matching the target range from December 2008 to December 2015. (One basis point equals 0.01%.) The municipal yield curve flattened during the period as long-end rates declined more than rates declined on the front end.

What worked?

•

The Fund’s longer duration versus the Index added to performance as yields moved lower during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	The Fund’s overweight in tobacco settlement bonds added to performance as these bonds outperformed during the period.

•	The Fund’s underweight in Chicago Board of Education general obligation (GO) bonds contributed positively to performance as spreads widened during the period.

What didn’t work?

•	The Fund’s overweight in BBB-rated bonds, including Illinois GO bonds, detracted from performance as spreads widened during the period.

•	The Fund’s overweight in the health care sector detracted from performance as spreads widened during the period.

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•	The Fund’s overweight in pre-pay gas bonds detracted from performance as spreads widened during the period.

Did the Fund use derivatives?

The Fund did not use any derivatives during the reporting period.

Current outlook

The economic, market, and social environment resulting from the COVID-19 pandemic has been historically unprecedented. At the height of the market volatility, credit markets froze, and liquidity across the board in fixed income markets was extremely challenged. PGIM Fixed Income continues to manage its investments with a long-term perspective—a philosophy that has never been more important than it is today—and is holding many bonds that are trading at very attractive levels and that its managers continue to feel good about. Investment opportunities have also surfaced in the primary markets as issuers look to access the market during the recently improved conditions.

While PGIM Fixed Income’s near-term outlook is cautious based on the uncertainty regarding the depth and duration of the pandemic and the ultimate impact on municipal credits, the generally high-quality nature of municipal credit, federal assistance, and significant spread widening in recent weeks presents attractive opportunities for a wide range of investors.

PGIM Short Duration Muni Fund	9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over

10	Visit our website at pgiminvestments.com

the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Muni Fund		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$981.30	0.85%	$4.21
	Hypothetical	$1,000.00	$1,020.75	0.85%	$4.29
Class C	Actual	$1,000.00	$977.60	1.60%	$7.91
	Hypothetical	$1,000.00	$1,017.00	1.60%	$8.07
Class Z	Actual	$1,000.00	$982.50	0.60%	$2.97
	Hypothetical	$1,000.00	$1,022.00	0.60%	$3.03
Class R6	Actual	$1,000.00	$982.50	0.60%	$2.97
	Hypothetical	$1,000.00	$1,022.00	0.60%	$3.03

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended March 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended March 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration Muni Fund	11

Schedule of Investments

as of March 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 101.5%

MUNICIPAL BONDS

Alabama 0.3%
Black Belt Energy Gas District, Revenue, Project No. 4, Series A-1 (Mandatory Put Date 12/01/25)	4.000%		12/01/49	145	$151,670
Selma Industrial Development Board, Revenue, International Paper Co., Series A, Rfdg, (Mandatory Put Date 10/01/24)	2.000		11/01/33	250	251,518

					403,188

Alaska 0.8%
Alaska Industrial Development & Export Authority, Revenue, Tanana Chiefs Conference Project, Series A	5.000		10/01/29	1,000	1,256,610

Arizona 3.1%
Arizona Health Facilities Authority, Revenue, Banner Health, Series B, 3 Month LIBOR + 0.810%	2.089	(c)	01/01/37	2,500	2,299,067
Industrial Development Authority of the City of Phoenix, Revenue, Great Hearts Academies Project	3.750		07/01/24	475	490,794
Maricopa County Industrial Development Authority, Revenue, Reid Traditional Schools Project	4.000		07/01/26	500	531,940
Salt Verde Finance Corp., National Gas Utility,
Revenue	5.250		12/01/21	555	578,432
Revenue	5.250		12/01/26	1,025	1,167,998

					5,068,231

California 4.0%
California Municipal Finance Authority,
Revenue, American Heritage Foundation, Series A, Rfdg	4.000		06/01/26	430	459,270
Revenue, United Airlines Inc., Project, AMT	4.000		07/15/29	250	248,342
California Pollution Control Financing Authority, Revenue, Green Bond Project, AMT, 144A	7.000		07/01/22	250	221,755
California School Finance Authority,
Revenue, Alliance College Ready Public Schools, Series A, 144A	4.000		07/01/21	400	411,604
Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000		07/01/24	270	295,361
Revenue, Green Dot Public School Project, Series A, 144A	4.000		08/01/25	330	342,121

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	13

Schedule of Investments (continued)

as of March 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

‘MUNICIPAL BONDS (Continued)

California (cont’d.)
California School Finance Authority, (cont’d.)
Revenue, KIPP Project, Series A, 144A	3.625%		07/01/25	475	$499,149
Chula Vista Municipal Financing Authority, Special Tax, Rfdg	5.000		09/01/21	755	794,887
City of Roseville, Westpark Community Facility District No.1, Special Tax, Rfdg	5.000		09/01/22	225	242,847
Golden State Tobacco Securitization Corp.,
Revenue, Series A-1, Rfdg	5.000		06/01/26	1,000	1,145,840
Revenue, Series A-1, Rfdg	5.000		06/01/27	1,000	1,165,300
Long Beach Bond Finance Authority, Revenue, Natural Gas, Series B, 3 Month LIBOR + 1.450%	2.583	(c)	11/15/27	700	681,976

					6,508,452

Colorado 4.5%
City & County of Denver, Airport System, Revenue, Series A, AMT, Rfdg	5.000		11/15/28	250	304,180
Colorado Educational & Cultural Facilities Authority, Revenue, Lighthouse Building Corp. Stem Project, Rfdg	4.000		11/01/24	500	521,940
Colorado Health Facilities Authority,
Revenue, Christian Living Neighborhood, Rfdg	4.000		01/01/22	300	291,870
Revenue, Commonspirit Health, Series A, Rfdg	5.000		08/01/27	1,000	1,111,640
Revenue, Commonspirit Health, Series A, Rfdg	5.000		08/01/28	200	224,284
Revenue, Commonspirit Health, Series B-2, (Mandatory Put Date 02/01/26)	5.000		08/01/49	1,330	1,455,353
Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/22	125	127,630
Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/24	315	320,752
Revenue, Valley View Hospital Association Project,
Rfdg, (Mandatory Put Date 05/15/23)	2.800		05/15/42	975	997,454
E-470 Public Highway Authority, Revenue, Series A, Rfdg	5.000		09/01/20	650	660,081
Park Creek Metropolitan District, Revenue, Series A, Rfdg	5.000		12/01/23	1,100	1,243,792

					7,258,976

Connecticut 2.0%
Harbor Point Infrastructure Improvement District, Special Assessment, Rfdg, 144A	5.000		04/01/22	900	924,309

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Connecticut (cont’d.)
State of Connecticut, Series C, GO	5.000%	06/15/26	1,000	$1,187,530
State of Connecticut, Special Tax,
Revenue, Series A	5.000	08/01/25	660	774,873
Revenue, Transportation Infrastructure, Series A	5.000	09/01/24	270	311,502

				3,198,214

Delaware 0.2%
Delaware State Economic Development Authority, Revenue, Newark Charter School, Series A, Rfdg	2.800	09/01/26	385	397,528

District of Columbia 3.2%
District of Columbia Friendship Public Charter School, Revenue	3.550	06/01/22	495	504,954
District of Columbia KIPP Charter School,
Revenue, KIPP Project, Series B, Rfdg	5.000	07/01/27	145	173,803
Revenue, Rfdg (Escrowed to Maturity Date 07/01/23)(ee)	5.000	07/01/23	275	290,452
Metropolitan Washington Airports Authority,
Revenue, AMT, Rfdg	5.000	10/01/26	2,000	2,365,400
Revenue, Series A, AMT, Rfdg(hh)	5.000	10/01/30	1,485	1,846,568

				5,181,177

Florida 9.0%
City of Tallahassee,
Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/23	255	284,417
Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/25	550	640,095
Cityplace Community Development District, Special Assessment, Rfdg	5.000	05/01/20	740	741,746
County of Broward Airport System, Revenue, Series B, AMT, Rfdg	5.000	10/01/28	1,000	1,236,880
Florida Higher Educational Facilities Financial Authority, Revenue, Nova Southeastern University, Rfdg	4.000	04/01/21	40	41,091
Greater Orlando Aviation Authority,
Revenue, Jet Blue Airways Corp., Rfdg	5.000	11/15/26	500	501,750
Revenue, Sub-Series A, AMT, Rfdg	5.000	10/01/26	790	943,592
Lakewood Ranch Stewardship District,
Special Assessment	4.000	05/01/21	370	369,785
Special Assessment	4.250	05/01/25	300	299,526
Special Assessment	4.250	05/01/26	250	248,270

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	15

Schedule of Investments (continued)

as of March 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Lakewood Ranch Stewardship District, (cont’d.)
Special Assessment	4.625%	05/01/27	500	$503,630
Martin County Industrial Development Authority, Revenue, Indiantown Co-Generation LP, Rfdg, 144A	3.950	12/15/21	250	250,625
Myrtle Creek Improvement District, Special Assessment, Series A, BAM, Rfdg	4.000	05/01/27	1,000	1,098,640
Orange County Health Facilities Authority,
Revenue, Orlando Healthcare, Inc., Series A, Rfdg	5.000	10/01/23	150	165,381
Revenue, Orlando Regional Healthcare, NATL, Series C, Rfdg (Escrowed to Maturity Date 10/01/21)(ee)	6.250	10/01/21	40	41,958
Palm Beach County Health Facilities Authority, Revenue, Sinai Residences, Series A, Rfdg	6.750	06/01/24	450	472,563
Village Community Development District No. 04, Special Assessment, Revenue, Rfdg	4.125	05/01/21	95	95,212
Village Community Development District No. 05, Phase I, Special Assessment, Revenue, Rfdg	3.000	05/01/21	150	150,782
Village Community Development District No. 06,
Special Assessment, Revenue, Rfdg	3.000	05/01/20	190	190,114
Special Assessment, Revenue, Rfdg	3.000	05/01/21	160	161,318
Special Assessment, Revenue, Rfdg	4.000	05/01/26	240	270,019
Village Community Development District No. 07,
Special Assessment, Revenue, Rfdg	3.000	05/01/20	890	890,685
Special Assessment, Revenue, Rfdg	4.000	05/01/21	1,195	1,220,131
Special Assessment, Revenue, Rfdg	4.000	05/01/24	1,525	1,636,081
Special Assessment, Revenue, Rfdg	4.000	05/01/25	940	1,021,169
Special Assessment, Revenue, Rfdg	4.000	05/01/26	285	309,268
Village Community Development District No. 10,
Special Assessment, Revenue	4.500	05/01/23	210	216,353
Village Community Development District No. 12,
Special Assessment, Revenue	2.875	05/01/21	330	330,960
Special Assessment, Revenue, 144A	3.250	05/01/23	250	256,460

				14,588,501

Georgia 5.5%
Atlanta Development Authority, Revenue, Senior Healthcare Facilities, Georgia Proton Treatment Center, Series A-1	6.000	01/01/23	300	295,560
Burke County Development Authority, Revenue, Georgia Power Co. Plant Vogtle Project, (Mandatory Put Date 05/25/23)	2.250	10/01/32	250	253,707

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Georgia (cont’d.)
Burke County Development Authority, (cont’d.)
Revenue, Georgia Power Co. Plant Vogtle Project,
Rfdg, (Mandatory Put Date 08/22/24)	1.700%		12/01/49	1,000	$993,200
Revenue, Oglethorpe Power Corp., Series V, Rfdg, (Mandatory Put Date 02/01/25)	3.250		11/01/45	500	525,990
Main Street Natural Gas, Inc.,
Revenue, Series B, (Mandatory Put Date 09/01/23), 1 Month LIBOR + 0.750%	1.809	(c)	04/01/48	1,200	1,186,837
Revenue, Series B, (Mandatory Put Date 12/01/24)	4.000		08/01/49	1,000	1,075,490
Revenue, Series C, (Mandatory Put Date 09/01/26)	4.000		03/01/50	1,000	1,050,420
Revenue, Sub-Series C, (Mandatory Put Date 12/01/23)	4.000		08/01/48	1,500	1,531,230
Municipal Electric Authority of Georgia, Power Revenue, Series HH, Rfdg	5.000		01/01/29	1,000	1,225,870
Private Colleges & Universities Authority, Revenue, Savannah College of Art & Design	5.000		04/01/22	625	664,169

					8,802,473

Idaho 0.7%
County of Nez Perce, Revenue, Rfdg	2.750		10/01/24	1,000	1,043,670

Illinois 19.8%
Chicago Board of Education,
Series A, GO, AMBAC, Rfdg	5.500		12/01/23	360	383,814
Series A, GO, Rfdg	4.000		12/01/27	500	485,205
Series A, GO, Rfdg, CABs	2.940	(s)	12/01/26	500	434,630
Series C, GO, Rfdg	5.000		12/01/22	1,500	1,527,465
Series F, GO, Rfdg	5.000		12/01/22	1,000	1,018,310
Chicago O’Hare International Airport, Revenue, Series C, AMT, Rfdg	5.000		01/01/23	200	214,034
Chicago Transit Authority, Revenue, Federal Transit Administration Section 530, AGM, Rfdg	5.000		06/01/22	1,630	1,697,091
City of Chicago,
Series 2003 B, GO, Rfdg	5.000		01/01/23	370	376,775
Series C, GO, Rfdg (Escrowed to Maturity Date 01/01/22)(ee)	5.000		01/01/22	675	724,032
Series C, GO, Unrefunded, Rfdg	5.000		01/01/22	345	348,926
City of Chicago Wastewater Transmission, Revenue, Second Lien	5.000		01/01/25	445	469,319

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	17

Schedule of Investments (continued)

as of March 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
City of Chicago Wastewater Transmission, (cont’d.)
Revenue, Second Lien, Series C, Rfdg	5.000%		01/01/22	990	$1,040,856
City of Chicago Waterworks,
Revenue, Second Lien Project, Rfdg	4.000		11/01/21	375	388,448
Revenue, Second Lien, Rfdg	4.000		11/01/20	1,065	1,079,218
Revenue, Second Lien, Rfdg	4.000		11/01/24	110	116,208
Revenue, Second Lien, Rfdg	5.000		11/01/20	385	392,354
Revenue, Second Lien, Rfdg	5.000		11/01/22	840	909,409
City of Springfield Electric, Revenue, Senior Lien, Rfdg	5.000		03/01/22	300	316,047
County of Cook, Series A, GO, Rfdg	5.000		11/15/23	1,000	1,056,590
Illinois Finance Authority,
Revenue, Advocate Healthcare Project, Series A-1, Rfdg	4.000		11/01/30	1,000	1,123,570
Revenue, Presbyterian Homes, Series B, Rfdg, (Mandatory Put Date 05/01/21), 1 Month LIBOR + 1.350%	2.457	(c)	05/01/36	500	503,544
Illinois State Toll Highway Authority,
Senior Revenue, Series A, Rfdg	5.000		01/01/28	1,080	1,306,832
Senior Revenue, Series C, Rfdg	5.000		01/01/28	2,125	2,571,314
Railsplitter Tobacco Settlement Authority,
Revenue	5.000		06/01/24	675	763,411
Revenue	5.375		06/01/21	785	820,482
Regional Transportation Authority, Revenue, NATL, Series A, Rfdg	5.500		07/01/25	760	907,144
Sales Tax Securitization Corp., Revenue, Second Lien, Series A, Rfdg	5.000		01/01/27	1,000	1,178,750
State of Illinois,
GO	5.000		02/01/22	200	205,676
GO	5.000		05/01/23	110	114,520
GO, Rfdg	5.000		02/01/21	750	760,515
Revenue, Junior Series D, BAM, Rfdg	5.000		06/15/25	1,325	1,393,661
Revenue, Rfdg	5.000		06/15/24	705	743,133
Series A, GO	4.000		01/01/22	75	75,787
Series A, GO	4.000		01/01/23	360	363,316
Series A, GO	5.000		04/01/20	455	455,000
Series B, GO, Rfdg	5.250		01/01/21	715	725,332
Series D, GO	5.000		11/01/23	1,685	1,760,218
Series D, GO	5.000		11/01/26	1,000	1,047,250
Series D, GO	5.000		11/01/27	1,500	1,568,880

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
University of Illinois, Revenue, Series A, Rfdg	5.000%	04/01/26	425	$496,498

				31,863,564

Indiana 0.7%
City of Rockport, Revenue, Power Co. Project, Series A, Rfdg	3.050	06/01/25	500	536,695
City of Whiting Environmental Facilities, Revenue, BP Products N.A., AMT, Rfdg, (Mandatory Put Date 06/05/26)	5.000	12/01/44	500	549,695

				1,086,390

Iowa 1.0%
Iowa Finance Authority, Revenue, Lifespace communities Inc.	2.875	05/15/49	500	486,050
PEFA, Inc., Revenue, Gas Project, Series A-1, (Mandatory Put Date 09/01/26)	5.000	09/01/49	1,000	1,106,520

				1,592,570

Kentucky 1.7%
Kentucky Economic Development Finance Authority, Revenue, Owensboro Medical Health Systems, Series A	5.250	06/01/20	615	618,143
Kentucky Public Energy Authority, National Gas Utility,
Revenue, Series A-1, (Mandatory Put Date 06/01/25)	4.000	12/01/49	1,000	1,048,280
Revenue, Series B, (Mandatory Put Date 01/01/25)	4.000	01/01/49	1,125	1,116,247

				2,782,670

Louisiana 1.3%
City of New Orleans,
GO, Rfdg	5.000	12/01/22	100	109,773
GO, Rfdg	5.000	12/01/23	150	169,455
City of New Orleans Sewerage Service,
Revenue	5.000	06/01/23	300	331,638
Revenue	5.000	06/01/24	200	227,602
Revenue, Rfdg	5.000	06/01/20	350	351,922

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	19

Schedule of Investments (continued)

as of March 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Louisiana (cont’d.)
Louisiana Offshore Terminal Authority, Revenue, Loop LLC Project, Series C, Rfdg, (Mandatory Put Date 12/01/23)	1.650%	09/01/34	500	$502,390
Louisiana Public Facilities Authority, Revenue, Ochsner Clinic Foundation, Rfdg	5.000	05/15/22	265	282,784
Parish of St. John the Baptist, Revenue, Marathon Oil Corp., Rfdg, (Mandatory Put Date 07/01/24)	2.100	06/01/37	200	171,496

				2,147,060

Maryland 0.4%
Frederick County Special Obligation, Urbana Community
Development Authorization,
Special Tax, Series A, Rfdg	5.000	07/01/20	100	100,805
Special Tax, Series A, Rfdg	5.000	07/01/21	100	100,805
Maryland Economic Development Corp., Revenue, Transportation Project, Series A, Rfdg	5.000	06/01/24	350	392,872

				594,482

Massachusetts 0.8%
Massachusetts Development Finance Agency,
Revenue, International Charter School, Rfdg	4.000	04/15/20	110	110,076
Revenue, Series A, Rfdg	5.000	07/01/28	500	605,550
Massachusetts Port Authority, Revenue, Series C, AMT, Rfdg	5.000	07/01/29	500	643,540

				1,359,166

Michigan 0.6%
City of Detroit, GO	5.000	04/01/21	500	505,160
Michigan Finance Authority, Revenue, Local Government Loan Program, Series D-1, Rfdg	5.000	07/01/22	400	432,676
Oakland County Economic Development Corp., Revenue, Roman Catholic Archdiocese, Rfdg	6.500	12/01/20	100	101,189

				1,039,025

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Minnesota 0.3%
City of St. Paul Housing & Redevelopment Authority, Revenue, Healtheast Care System Project, Rfdg (Escrowed to Maturity Date 11/15/20)(ee)	5.000%		11/15/20	500	$511,590

Mississippi 0.3%
Mississippi Business Finance Corp., Revenue, Pollution Control, Rfdg	3.200		09/01/28	500	528,830

Missouri 0.8%
Kansas City Industrial Development Authority, Revenue, International Airport Terminal, Series B, AMT	5.000		03/01/29	1,000	1,212,390

Nevada 0.3%
Clark County Airport Department of Aviation, Revenue, Jet Aviation Fuel Tax, Series A, AMT, Rfdg	5.000		07/01/21	500	518,870

New Jersey 6.2%
New Jersey Building Authority,
Revenue, Series A, Rfdg (Escrowed to Maturity Date 06/15/21)(ee)	5.000		06/15/21	60	62,785
Revenue, Series A, Unrefunded, Rfdg	5.000		06/15/21	625	636,031
New Jersey Economic Development Authority,
Revenue, Continental Airlines, Inc., Rfdg	5.750		09/15/27	700	697,963
Revenue, Port Newark Container, AMT, Rfdg	5.000		10/01/21	500	516,425
Revenue, Series XX, Rfdg	5.000		06/15/22	860	886,737
Revenue, Series XX, Rfdg	5.000		06/15/24	420	442,579
Revenue, State Appropriation, Series B, Rfdg	4.000		11/01/25	310	313,100
New Jersey Health Care Facilities Financing Authority,
Revenue, Holy Name Medical Center, Rfdg	4.500		07/01/20	310	312,356
Revenue, University Hospital, Series A, AGM, Rfdg	5.000		07/01/23	500	533,980
Revenue, Virtua Health, Rfdg	5.000		07/01/21	125	130,510
New Jersey Transportation Trust Fund Authority,
Revenue, Series B, AGM, Rfdg	5.500		12/15/21	175	181,038
Revenue, Transportation Program, Series AA	5.000		06/15/22	745	768,162
Revenue, Transportation System Bond, Rfdg	5.000		12/15/26	500	536,175
Revenue, Transportation System, Series A, Rfdg	5.000		12/15/23	290	304,164
New Jersey Turnpike Authority, Revenue, Series D-1, Rfdg, 1 Month LIBOR + 0.700%	1.810	(c)	01/01/24	1,000	990,253

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	21

Schedule of Investments (continued)

as of March 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)
South Jersey Transportation Authority,
Revenue, Series A, Rfdg (Escrowed to Maturity Date 11/01/20)(ee)	5.000%	11/01/20	45	$46,050
Revenue, Series A, Rfdg (Escrowed to Maturity Date 11/01/21)(ee)	5.000	11/01/21	175	186,009
Revenue, Series A, Unrefunded, Rfdg	5.000	11/01/20	55	56,081
Revenue, Series A, Unrefunded, Rfdg	5.000	11/01/21	175	184,207
Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg	5.000	06/01/25	125	142,849
Revenue, Series A, Rfdg	5.000	06/01/26	445	520,054
Revenue, Series A, Rfdg	5.000	06/01/27	1,260	1,503,004

				9,950,512

New York 5.4%
Metropolitan Transportation Authority, Revenue, Series A-2S	4.000	02/01/22	3,500	3,591,280
New York State Energy Research & Development Authority, Revenue, Series B, Rfdg, (Mandatory Put Date 05/01/20)	2.000	02/01/29	500	500,245
New York Transportation Development Corp.,
Revenue, Delta Air Lines, Inc., AMT	5.000	01/01/27	2,000	2,000,640
Revenue, Terminal One Group Association, AMT, Rfdg	5.000	01/01/22	1,000	1,017,470
Revenue, Terminal One Group Association, AMT, Rfdg	5.000	01/01/23	1,000	1,019,950
Port Authority of New York & New Jersey, Revenue, JFK International Air Terminal	5.000	12/01/20	540	552,393

				8,681,978

North Carolina 0.3%
North Carolina Medical Care Commission, Revenue, Pennybyrn at Maryfield, Rfdg	5.000	10/01/20	500	500,840

North Dakota 0.3%
Burleigh County Healthcare, St. Alexius Medical Center Project, Revenue, Series A, Rfdg (Escrowed to Maturity Date 07/01/20)(ee)	4.000	07/01/20	500	503,545

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Ohio 2.2%
Cleveland-Cuyahoga County Port Authority, Revenue, Playhouse Square Foundation Project, Rfdg	5.000%	12/01/28	250	$260,162
County of Cuyahoga,
Revenue, MetroHealth System, Rfdg	4.000	02/15/29	1,200	1,284,912
Revenue, MetroHealth System, Rfdg	5.000	02/15/25	695	773,876
Lancaster Port Authority, Revenue, Natural Gas, Series A, Rfdg, (Mandatory Put Date 02/01/25)	5.000	08/01/49	250	265,485
Ohio Air Quality Development Authority,
Revenue, American Electric Power Co. Project, Series A, (Mandatory Put Date 10/01/29)	2.400	12/01/38	500	467,060
Revenue, Pratt Paper LLC Project, AMT, 144A	3.750	01/15/28	500	488,130

				3,539,625

Oklahoma 1.8%
Oklahoma Development Finance Authority,
Revenue, Gilcrease Expressway West, AMT	1.625	07/06/23	500	480,380
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/25	800	919,640
Revenue, University of Oklahoma Medicine Project, Series B	5.000	08/15/29	1,100	1,313,950
Tulsa Airports Improvement Trust, Revenue, American Airlines Group, AMT, Rfdg, (Mandatory Put Date 06/01/25)	5.000	06/01/35	250	243,013

				2,956,983

Pennsylvania 4.4%
Chester County Industrial Development Authority,
Revenue, Renaissance Academy Christian School, Rfdg	3.750	10/01/24	330	341,999
Revenue, Renaissance Academy Christian School, Rfdg	5.000	10/01/34	260	279,823
Commonwealth Financing Authority, Revenue, Tobacco Master Settlement Payment	5.000	06/01/25	1,000	1,150,360
Commonwealth of Pennsylvania,
First Series, GO, Rfdg	5.000	08/15/25	1,000	1,189,750
Series A, Certificate of Participation, Rfdg	5.000	07/01/26	500	605,170
East Hempfield Township Industrial Development Authority, Revenue, Willow Valley Community, Rfdg	5.000	12/01/23	500	561,920

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	23

Schedule of Investments (continued)

as of March 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)
Moon Industrial Development Authority, Revenue, Baptist Homes Society, Rfdg	5.000%		07/01/20	165	$165,046
Pennsylvania Turnpike Commission,
Revenue, Rfdg	5.000		12/01/29	1,000	1,253,370
Revenue, Series A-2, Rfdg	5.000		12/01/26	685	829,747
Revenue, Sub-Series A	5.000		12/01/29	525	662,020

					7,039,205

Puerto Rico 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue, Senior Lien, Series A	4.000		07/01/22	1,410	1,352,613
Puerto Rico Sales Tax Financing Corp., Revenue, Series A-1, CABs	3.379	(s)	07/01/27	1,633	1,222,072

					2,574,685

Rhode Island 1.7%
Tobacco Settlement Financing Corp.,
Revenue, Series A, Rfdg	5.000		06/01/22	540	576,693
Revenue, Series A, Rfdg	5.000		06/01/24	1,940	2,189,212

					2,765,905

South Carolina 0.2%
South Carolina Public Service Authority, Revenue, Santee Cooper, Series A, Rfdg	5.000		12/01/24	280	297,172

Tennessee 0.4%
Memphis-Shelby County Industrial Development Board, Senior Tax Project, Series A, Rfdg	4.750		07/01/27	650	652,236

Texas 8.4%
Austin Convention Enterprises, Inc.,
Revenue, First Tier Convention Center, Series A, Rfdg	5.000		01/01/26	1,500	1,564,395
Revenue, First Tier Convention Center, Series A, Rfdg	5.000		01/01/28	800	817,864
Revenue, Second Tier Convention Center, Series B, Rfdg	5.000		01/01/25	650	667,075
Bexar County Health Facilities Development Corp., Revenue, Army Retirement Residence Foundation, Rfdg	5.000		07/15/24	500	548,775

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue, Rfdg	5.000%		12/01/21	1,000	$1,020,950
Central Texas Regional Mobility Authority,
Revenue, Senior Lien, Series A, Rfdg	5.000		01/01/23	610	660,868
Revenue, Sub Lien, Rfdg	5.000		01/01/21	180	184,271
City of Houston Airport System, Revenue, Sub-Series A, AMT, Rfdg	5.000		07/01/25	1,000	1,153,380
Clifton Higher Education Finance Corp.,
Revenue, Idea Public Schools	3.750		08/15/22	265	272,409
Revenue, Idea Public Schools (Pre-refunded Date 08/15/21)(ee)	5.500		08/15/31	410	434,432
Revenue, Idea Public Schools, Series B	4.000		08/15/23	610	655,982
Revenue, Idea Public Schools, Series B	5.000		08/15/25	210	244,262
Dallas County Flood Control District No. 1, GO, Rfdg, 144A	5.000		04/01/20	750	750,000
Decatur Hospital Authority, Wise Regional Health Systems,
Revenue, Series A, Rfdg	4.000		09/01/20	200	201,564
Revenue, Series A, Rfdg	5.000		09/01/22	150	159,977
Revenue, Series A, Rfdg	5.000		09/01/23	150	163,592
Gulf Coast Authority, Revenue, ExxonMobil Project, FRDD	0.900	(cc)	09/01/25	1,400	1,400,000
Houston Higher Education Finance Corp., Revenue, Cosmos Foundation, Series A	4.000		02/15/22	35	36,040
Kerrville Health Facilities Development Corp., Revenue, Peterson Regional Medical Center Project, Rfdg	5.000		08/15/22	485	521,205
New Hope Cultural Education Facilities Finance Corp., Revenue, Tarelton St. University Student Housing Project, Series A	4.000		04/01/21	300	304,668
North Texas Tollway Authority, Revenue, Second Tier, Series A, Rfdg	5.000		01/01/21	100	102,850
Tarrant County Cultural Education Facilities Finance Corp., Revenue, Trinity Terrace Project, Series A-1, Rfdg	5.000		10/01/29	630	703,716
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Senior Lien, Series D	6.250		12/15/26	930	1,031,193

					13,599,468

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	25

Schedule of Investments (continued)

as of March 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Utah 1.4%
Salt Lake City Corp. Airport,
Revenue, Series A, AMT	5.000%	07/01/22	300	$318,630
Revenue, Series A, AMT	5.000	07/01/26	1,050	1,202,618
Revenue, Series A, AMT	5.000	07/01/28	500	586,135
Utah Charter School Finance Authority, Revenue, Spectrum Academy Project, 144A	4.300	04/15/25	135	129,326

				2,236,709

Virginia 1.4%
Virginia College Building Authority,
Revenue, Green Bond, Marymount University Project, Series B, 144A	5.000	07/01/20	500	502,060
Revenue, Marymount University Project, Series A, Rfdg, 144A	5.000	07/01/20	525	527,163
Virginia Small Business Financing Authority,
Revenue, 95 Express Lanes LLC Project, AMT	5.000	01/01/44	1,000	1,002,230
Revenue, Elizabeth River, Senior Lien	4.250	07/01/22	225	233,894

				2,265,347

Washington 2.1%
Port of Seattle, Revenue, Intermediate Lien, AMT	5.000	04/01/29	1,000	1,236,730
University of Washington, Revenue, Forward Delivery, Series C, Rfdg(hh)	5.000	04/01/26	1,500	1,751,580
Washington Health Care Facilities Authority, Revenue, Overlake Medical Center, Rfdg	5.000	07/01/20	325	327,581

				3,315,891

West Virginia 1.3%
Harrison County Commission, Revenue, Monongahela Power Co., Series A, AMT, Rfdg, (Mandatory Put Date 10/15/21)	3.000	10/15/37	500	507,610
West Virginia Economic Development Authority,
Revenue, Appalachian Power Co., Series A, Rfdg, (Mandatory Put Date 04/01/24)	2.550	03/01/40	1,000	1,035,270
Revenue, Wheeling Power Co. Mitchell, Series A, AMT, Rfdg, (Mandatory Put Date 04/01/22)	3.000	06/01/37	500	508,070

				2,050,950

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Wisconsin 1.1%
Public Finance Authority,
Revenue, Bancroft Neurohealth Project, Series A, 144A	5.000%	06/01/23	500	$511,650
Revenue, Series E, AMT, Rfdg	5.000	07/01/23	1,210	1,275,388

				1,787,038

TOTAL INVESTMENTS 101.5% (cost $163,933,722)				163,661,716
Liabilities in excess of other assets (1.5)%				(2,347,489)

NET ASSETS 100.0%				$161,314,227

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at March 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of March 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(hh)	When-issued security.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	27

Schedule of Investments (continued)

as of March 31, 2020

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Municipal Bonds
Alabama	$—	$403,188	$—
Alaska	—	1,256,610	—
Arizona	—	5,068,231	—
California	—	6,508,452	—
Colorado	—	7,258,976	—
Connecticut	—	3,198,214	—
Delaware	—	397,528	—
District of Columbia	—	5,181,177	—
Florida	—	14,588,501	—
Georgia	—	8,802,473	—
Idaho	—	1,043,670	—
Illinois	—	31,863,564	—
Indiana	—	1,086,390	—
Iowa	—	1,592,570	—
Kentucky	—	2,782,670	—
Louisiana	—	2,147,060	—
Maryland	—	594,482	—
Massachusetts	—	1,359,166	—
Michigan	—	1,039,025	—
Minnesota	—	511,590	—
Mississippi	—	528,830	—
Missouri	—	1,212,390	—
Nevada	—	518,870	—
New Jersey	—	9,950,512	—
New York	—	8,681,978	—
North Carolina	—	500,840	—
North Dakota	—	503,545	—
Ohio	—	3,539,625	—
Oklahoma	—	2,956,983	—
Pennsylvania	—	7,039,205	—
Puerto Rico	—	2,574,685	—
Rhode Island	—	2,765,905	—
South Carolina	—	297,172	—
Tennessee	—	652,236	—
Texas	—	13,599,468	—
Utah	—	2,236,709	—
Virginia	—	2,265,347	—
Washington	—	3,315,891	—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Municipal Bonds (continued)
West Virginia	$—	$2,050,950	$—
Wisconsin	—	1,787,038	—

Total	$—	$163,661,716	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2020 were as follows (unaudited):

Transportation	18.6%
Healthcare	15.7
Special Tax/Assessment District	13.8
General Obligation	10.8
Corporate Backed IDB & PCR	10.7
Pre-pay Gas	7.4
Education	7.0
Tobacco	6.2
Water & Sewer	4.4
Lease Backed Certificate of Participation	2.8
Development	2.1%
Power	1.6
Pre-Refunded	0.3
Solid Waste/Resource Recovery	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	29

Statement of Assets and Liabilities

as of March 31, 2020

Assets
Unaffiliated investments (cost $163,933,722)	$163,661,716
Cash	42,067
Interest receivable	1,981,437
Receivable for Fund shares sold	972,683
Prepaid expenses	565

Total Assets	166,658,468

Liabilities
Payable for investments purchased	3,657,562
Payable for Fund shares reacquired	1,447,841
Accrued expenses and other liabilities	102,786
Dividends payable	55,734
Management fee payable	55,217
Distribution fee payable	24,182
Affiliated transfer agent fee payable	919

Total Liabilities	5,344,241

Net Assets	$161,314,227

Net assets were comprised of:
Shares of beneficial interest, at par	$15,944
Paid-in capital in excess of par	162,986,753
Total distributable earnings (loss)	(1,688,470)

Net assets, March 31, 2020	$161,314,227

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share, ($37,863,913 ÷ 3,741,117 shares of beneficial interest issued and outstanding)	$10.12
Maximum sales charge (2.25% of offering price)	0.23

Maximum offering price to public	$10.35

Class C
Net asset value, offering price and redemption price per share, ($17,580,311 ÷ 1,738,537 shares of beneficial interest issued and outstanding)	$10.11

Class Z
Net asset value, offering price and redemption price per share, ($104,867,375 ÷ 10,364,885 shares of beneficial interest issued and outstanding)	$10.12

Class R6
Net asset value, offering price and redemption price per share, ($1,002,628 ÷ 99,124 shares of beneficial interest issued and outstanding)	$10.11

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	31

Statement of Operations

Year Ended March 31, 2020

Net Investment Income (Loss)
Interest income	$4,822,941

Expenses
Management fee	927,113
Distribution fee(a)	276,966
Transfer agent’s fees and expenses (including affiliated expense of $ 5,912)(a)	153,046
Custodian and accounting fees	78,588
Registration fees(a)	63,465
Audit fee	43,297
Shareholders’ reports	27,702
Legal fees and expenses	18,385
Trustees’ fees	13,610
Miscellaneous	18,430

Total expenses	1,620,602
Less: Fee waiver and/or expense reimbursement(a)	(330,918)
Custodian fee credit	(1,150)

Net expenses	1,288,534

Net investment income (loss)	3,534,407

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	(25,277)
Net change in unrealized appreciation (depreciation) on investments	(2,856,033)

Net gain (loss) on investment transactions	(2,881,310)

Net Increase (Decrease) In Net Assets Resulting From Operations	$653,097

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	96,498	180,468	—	—
Transfer agent’s fees and expenses	25,904	9,096	117,935	111
Registration fees	17,039	13,519	20,458	12,449
Fee waiver and/or expense reimbursement	(68,184)	(35,100)	(213,799)	(13,835)

See Notes to Financial Statements.

32

Statements of Changes in Net Assets

	Year Ended
	March 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,534,407	$3,299,260
Net realized gain (loss) on investment transactions	(25,277)	(516,728)
Net change in unrealized appreciation (depreciation) on investments	(2,856,033)	2,542,217

Net increase (decrease) in net assets resulting from operations	653,097	5,324,749

Dividends and Distributions
Distributions from distributable earnings
Class A	(761,161)	(682,371)
Class C	(225,310)	(258,181)
Class Z	(2,471,108)	(2,251,129)
Class R6	(38,775)	(31,456)

	(3,496,354)	(3,223,137)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	79,286,731	90,661,046
Net asset value of shares issued in reinvestment of dividends and distributions	2,744,972	2,258,515
Cost of shares reacquired	(69,662,934)	(84,613,280)

Net increase (decrease) in net assets from Fund share transactions	12,368,769	8,306,281

Total increase (decrease)	9,525,512	10,407,893

Net Assets:
Beginning of year	151,788,715	141,380,822

End of year	$161,314,227	$151,788,715

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	33

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund (formerly known as PGIM Short Duration Muni High Income Fund), each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Short Duration Muni Fund (the “Fund”).

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

34

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net

PGIM Short Duration Muni Fund	35

Notes to Financial Statements (continued)

assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may

36

differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal,

PGIM Short Duration Muni Fund	37

Notes to Financial Statements (continued)

marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.55% of the Fund’s average daily net assets up to and including $5 billion, 0.525% on the next $5 billion of average daily net assets, and 0.515% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.55% for the year ended March 31, 2020.

The Manager has contractually agreed, through July 31, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.85% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.60% of average daily net assets for Class Z shares, and 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution

38

fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended March 31, 2020, PIMS received $34,466 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2020, PIMS received $4,898 and $1,878 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended March 31, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

		Realized
Purchases	Sales	Gain
$20,873,914	$25,482,174	$—

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31,

PGIM Short Duration Muni Fund	39

Notes to Financial Statements (continued)

2020, were $156,340,608 and $138,014,751, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended March 31, 2020, the tax character of dividends paid by the Fund were $100,157 of ordinary income and $3,396,197 of tax-exempt income. For the year ended March 31, 2019, the tax character of dividends paid by the Fund were $2,940 of ordinary income and $3,220,197 of tax-exempt income.

As of March 31, 2020, the accumulated undistributed earnings on a tax basis was $268,924 of tax-exempt income (includes timing difference of $55,734 for dividends payable).

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$163,744,294	$2,499,530	$(2,582,108)	$(82,578)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

The Fund elected to treat late year losses of approximately $193,000 as having been incurred in the following fiscal year (March 31, 2021).

The Fund utilized approximately $159,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2020. As of March 31, 2020, the Fund had a capital loss carryforward of approximately $1,623,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31,

40

2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $1 million or more prior to July 15, 2019 ($500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of March 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	1,054	1%

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	4	74%

PGIM Short Duration Muni Fund	41

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2020:
Shares sold	2,503,261	$26,047,735
Shares issued in reinvestment of dividends and distributions	63,420	660,062
Shares reacquired	(2,015,109)	(20,728,167)

Net increase (decrease) in shares outstanding before conversion	551,572	5,979,630
Shares issued upon conversion from other share class(es)	73,634	764,420
Shares reacquired upon conversion into other share class(es)	(179,749)	(1,862,168)

Net increase (decrease) in shares outstanding	445,457	$4,881,882

Year ended March 31, 2019:
Shares sold	1,868,510	$18,910,923
Shares issued in reinvestment of dividends and distributions	43,775	442,864
Shares reacquired	(2,586,086)	(26,132,016)

Net increase (decrease) in shares outstanding before conversion	(673,801)	(6,778,229)
Shares issued upon conversion from other share class(es)	121,698	1,235,224
Shares reacquired upon conversion into other share class(es)	(133,040)	(1,344,183)

Net increase (decrease) in shares outstanding	(685,143)	$(6,887,188)

Class C
Year ended March 31, 2020:
Shares sold	356,651	$3,712,952
Shares issued in reinvestment of dividends and distributions	11,186	116,223
Shares reacquired	(351,270)	(3,633,827)

Net increase (decrease) in shares outstanding before conversion	16,567	195,348
Shares reacquired upon conversion into other share class(es)	(36,069)	(374,999)

Net increase (decrease) in shares outstanding	(19,502)	$(179,651)

Year ended March 31, 2019:
Shares sold	501,606	$5,059,000
Shares issued in reinvestment of dividends and distributions	13,814	139,589
Shares reacquired	(691,837)	(6,983,503)

Net increase (decrease) in shares outstanding before conversion	(176,417)	(1,784,914)
Shares reacquired upon conversion into other share class(es)	(77,501)	(781,412)

Net increase (decrease) in shares outstanding	(253,918)	$(2,566,326)

42

Class Z	Shares	Amount
Year ended March 31, 2020:
Shares sold	4,771,567	$49,464,644
Shares issued in reinvestment of dividends and distributions	185,584	1,929,912
Shares reacquired	(4,271,488)	(43,894,365)

Net increase (decrease) in shares outstanding before conversion	685,663	7,500,191
Shares issued upon conversion from other share class(es)	182,592	1,890,824
Shares reacquired upon conversion into other share class(es)	(40,380)	(418,077)

Net increase (decrease) in shares outstanding	827,875	$8,972,938

Year ended March 31, 2019:
Shares sold	6,574,176	$66,370,224
Shares issued in reinvestment of dividends and distributions	162,601	1,644,606
Shares reacquired	(5,075,691)	(51,213,875)

Net increase (decrease) in shares outstanding before conversion	1,661,086	16,800,955
Shares issued upon conversion from other share class(es)	209,193	2,111,455
Shares reacquired upon conversion into other share class(es)	(337,178)	(3,415,118)

Net increase (decrease) in shares outstanding	1,533,101	$15,497,292

Class R6
Year ended March 31, 2020:
Shares sold	5,973	$61,400
Shares issued in reinvestment of dividends and distributions	3,734	38,775
Shares reacquired	(135,120)	(1,406,575)

Net increase (decrease) in shares outstanding	(125,413)	$(1,306,400)

Year ended March 31, 2019:
Shares sold	31,919	$320,899
Shares issued in reinvestment of dividends and distributions	3,109	31,456
Shares reacquired	(28,330)	(283,886)

Net increase (decrease) in shares outstanding before conversion	6,698	68,469
Shares issued upon conversion from other share class(es)	216,833	2,194,034

Net increase (decrease) in shares outstanding	223,531	$2,262,503

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 –10/1/2020	10/4/2018 –10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

PGIM Short Duration Muni Fund	43

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2020. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $1,052,000, borrowed at a weighted average interest rate of 2.30%. The maximum loan outstanding amount during the period was $1,052,000. At March 31, 2020, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

44

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

PGIM Short Duration Muni Fund	45

Notes to Financial Statements (continued)

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

10. Subsequent Event

Effective April 1, 2020, the Board approved changing the name of the Fund to “PGIM Short Duration Muni Fund,” and certain changes to the Fund’s investment objectives, investment strategies, expense limitations, performance benchmarks and management and subadvisory fee schedules.

46

Financial Highlights

Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.25	$10.10	$10.03	$10.26	$10.17
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.22	0.21	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.13)	0.15	0.06	(0.23)	0.10
Total from investment operations	0.08	0.37	0.28	(0.02)	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.21)	(0.21)	(0.21)
Distributions from net realized gains	—	—	—	—	(0.01)
Total dividends and distributions	(0.21)	(0.22)	(0.21)	(0.21)	(0.22)
Net asset value, end of year	$10.12	$10.25	$10.10	$10.03	$10.26
Total Return(b):	0.72%	3.69%	2.78%	(0.23)%	3.07%
Ratios/Supplemental Data:
Net assets, end of year (000)	$37,864	$33,779	$40,222	$40,966	$62,314
Average net assets (000)	$38,599	$31,640	$38,892	$58,677	$32,591
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	1.03%	1.04%	1.07%	1.06%	1.11%
Net investment income (loss)	1.99%	2.21%	2.14%	2.07%	2.10%
Portfolio turnover rate(d)(e)	83%	90%	71%	70%	19%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	47

Financial Highlights (continued)

Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.24	$10.09	$10.02	$10.25	$10.16
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.15	0.14	0.14	0.14
Net realized and unrealized gain (loss) on investment transactions	(0.13)	0.14	0.06	(0.24)	0.10
Total from investment operations	-	0.29	0.20	(0.10)	0.24
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.13)	(0.13)	(0.14)
Distributions from net realized gains	-	-	-	-	(0.01)
Total dividends and distributions	(0.13)	(0.14)	(0.13)	(0.13)	(0.15)
Net asset value, end of year	$10.11	$10.24	$10.09	$10.02	$10.25
Total Return(b):	(0.03)%	2.93%	2.01%	(0.98)%	2.30%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,580	$18,002	$20,309	$21,240	$21,023
Average net assets (000)	$18,047	$18,317	$21,456	$22,803	$15,743
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.80%	1.84%	1.85%	1.81%	1.86%
Net investment income (loss)	1.27%	1.46%	1.39%	1.33%	1.39%
Portfolio turnover rate(d)(e)	83%	90%	71%	70%	19%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

48

Class Z Shares
		Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.25	$10.10	$10.02	$10.26	$10.17
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.24	0.24	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.14)	0.14	0.07	(0.25)	0.10
Total from investment operations	0.10	0.39	0.31	(0.01)	0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.23)	(0.23)	(0.24)
Distributions from net realized gains	-	-	-	-	(0.01)
Total dividends and distributions	(0.23)	(0.24)	(0.23)	(0.23)	(0.25)
Net asset value, end of year	$10.12	$10.25	$10.10	$10.02	$10.26
Total Return(b):	0.97%	3.95%	3.13%	(0.08)%	3.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$104,867	$97,709	$80,839	$57,368	$65,093
Average net assets (000)	$110,231	$93,569	$74,855	$67,197	$54,951
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses before waivers and/or expense reimbursement	0.79%	0.83%	0.82%	0.81%	0.86%
Net investment income (loss)	2.26%	2.46%	2.40%	2.33%	2.39%
Portfolio turnover rate(d)(e)	83%	90%	71%	70%	19%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Short Duration Muni Fund	49

Financial Highlights (continued)

Class R6 Shares
	Year Ended March 31,		May 25, 2017(a) through March 31,
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.24	$10.10	$10.14
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.14)	0.13	(0.05)
Total from investment operations	0.10	0.38	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.24)	(0.20)
Net asset value, end of period	$10.11	$10.24	$10.10
Total Return(c):	0.97%	3.85%	1.58%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,003	$2,300	$10
Average net assets (000)	$1,689	$1,291	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60%	(e)
Expenses before waivers and/or expense reimbursement	1.42%	1.90%	141.66%	(e)
Net investment income (loss)	2.32%	2.48%	2.42%	(e)
Portfolio turnover rate(f)(g)	83%	90%	71%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Short Duration Muni Fund and Board of Trustees

Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short Duration Muni Fund (formerly PGIM Short Duration Muni High Income Fund) (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 21, 2020

PGIM Short Duration Muni Fund	51

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Fund’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board of Trustees on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s program on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

52

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2020, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$.20	$.13	$.23	$.23

In January 2021, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2020.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Short Duration Muni Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Muni Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration Muni Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since June 2012

PGIM Short Duration Muni Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Short Duration Muni Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin,

Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Short Duration Muni Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MUNI FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDSAX	PDSCX	PDSZX	PDSQX
CUSIP	744336835	744336827	744336819	744336744

MF222E

PGIM QMA LONG-SHORT EQUITY FUND

ANNUAL REPORT

MARCH 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Long-Short Equity Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2020.

For most of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically near the end of the period as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading many economists to predict a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed a $2 trillion stimulus bill that offered an economic lifeline to consumers and businesses.

While stocks had climbed throughout much of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. In the US, large-cap equities dropped less than small caps during the period, while stocks in both developed foreign and emerging markets posted a double-digit decline.

Much of the bond market rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. Overall, US and global bonds posted gains, while the return for emerging market debt was negative. Late in the period, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

PGIM QMA Long-Short Equity Fund

May 15, 2020

PGIM QMA Long-Short Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

		Average Annual Total Returns as of 3/31/20
		One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)		–21.03	–1.63	0.34 (5/29/14)
(without sales charges)		–16.43	–0.51	1.31 (5/29/14)
Class C
(with sales charges)		–17.80	–1.24	0.57 (5/29/14)
(without sales charges)		–17.01	–1.24	0.57 (5/29/14)
Class Z
(without sales charges)		–16.25	–0.27	1.57 (5/29/14)
Class R6
(without sales charges)		–16.25	N/A	–4.01 (5/25/17)
S&P 500 Index
		–6.96	6.72	—
Customized Blend Index
		–2.09	4.14	—

Average Annual Total Returns as of 3/31/20 Since Inception (%)
	Class A (5/29/14)	Class C (5/29/14)	Class Z (5/29/14)	Class R6 (5/25/17)
S&P 500 Index	7.37	7.37	7.37	4.52
Customized Blend Index	4.35	4.35	4.35	3.47

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM QMA Long-Short Equity Fund (Class Z shares) with a similar investment in the S&P 500 Index and the Customized Blend Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

1Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trademark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trademark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.

PGIM QMA Long-Short Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (the Index) is a model portfolio consisting of the S&P 500 Index (50%), which is unmanaged and provides a broad indicator of stock price movements, and the FTSE 3-Month Treasury Bill Index (50%), which is unmanaged and represents monthly return equivalents of yield averages of the last three-month Treasury bill issues.

S&P 500 Index—The S&P 500 Index (the Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 3/31/20

Ten Largest Holdings - Long	Line of Business	% of Net Assets
Microsoft Corp.	Software	4.3%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.8%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.1%
AT&T, Inc.	Diversified Telecommunication Services	1.8%
Oracle Corp.	Software	1.7%
Vertex Pharmaceuticals, Inc.	Biotechnology	1.7%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.7%
Alexion Pharmaceuticals, Inc.	Biotechnology	1.6%
General Electric Co.	Industrial Conglomerates	1.6%
Oshkosh Corp.	Machinery	1.5%

Ten Largest Holdings - Short	Line of Business	% of Net Assets
Penumbra, Inc.	Health Care Equipment & Supplies	(1.5)%
Guardant Health, Inc.	Health Care Providers & Services	(1.5)%
Sarepta Therapeutics, Inc.	Biotechnology	(1.5)%
Coupa Software, Inc.	Software	(1.4)%
Okta, Inc.	IT Services	(1.4)%
Roku, Inc.	Entertainment	(1.4)%
Alteryx, Inc. (Class A Stock)	Software	(1.3)%
Splunk, Inc.	Software	(1.3)%
Stericycle, Inc.	Commercial Services & Supplies	(1.3)%
eHealth, Inc.	Insurance	(1.1)%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM QMA Long-Short Equity Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund Perform?

The PGIM QMA Long-Short Equity Fund’s Class Z shares returned –16.25% in the 12-month reporting period that ended March 31, 2020, underperforming the –2.09% return of its Customized Blend Index (the Index). The Index is a model portfolio consisting of the S&P 500 Index (50%) and the FTSE 3-Month Treasury Bill Index (50%).

What were the market conditions?

•	For much of the reporting period, US stocks performed exceedingly well, reaching record highs by the end of 2019 on the back of low unemployment and a trade agreement between the US and China.

•

The gains continued at the start of 2020 but came to a screeching halt in late February as concerns over the spread of the coronavirus and the implications for its impact on economic activity amplified.

•

By the end of March 2020, the rapid spread of the coronavirus triggered a global health crisis and negatively affected financial markets when the global economy was essentially forced to shut down. This resulted in volatility levels in stocks not seen since the financial crisis of 2008-09.

What worked?

•

QMA’s multi-factor stock selection model evaluates companies based on relative value factors, growth factor, and quality factors. QMA buys stocks of companies that have good value, good quality, and solid growth prospects, and it avoids or short sells companies with the opposite characteristics. (“Shorting” stocks is a strategy used by investors who profit if the value of the equities that they short declines. This is the opposite of the more conventional “long” position in which investors profit when the equities they own rise.) During the reporting period, shorting stocks with poor growth outlooks helped performance. This was especially true during the first quarter of 2020 when stocks fell sharply, led by those with poor growth outlooks.

•

The Fund holds about 100% of its value in attractive stocks and holds short positions that vary between 20% and 80% of its value. A key benefit of the short positions is to hedge equity risk and deliver a smoother return pattern over time. When the market falls, short positions typically generate a positive return, buffering the generally negative return of the long positions. Over the period, the Fund’s weight in short positions was above average, which was a benefit since stocks had a negative return over the entire period.

•

Risk control through diversification served the Fund well over the period. QMA holds hundreds of stocks long and short, which limits the effect that any one company can have on overall performance. In addition, QMA keeps sector and industry allocations similar to the Index, which further reduces risk. Therefore, no one security, sector, or industry had an outsized impact on performance during the period.

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What didn’t work?

•

QMA favors stocks that are inexpensive relative to their industry peers and shorts expensive stocks. Over the period, this relative value strategy was not profitable. The strategy began to pay off toward the end of the third quarter of 2019, but a series of global risks—led by the coronavirus in early 2020—introduced a lot of uncertainty into the market and stocks struggled. Cheap stocks bore the brunt of the pain.

•	QMA evaluates stocks based on their fundamentals, or earnings quality. Over the period, favoring stocks with above-average earnings quality was not profitable.

•

From a sector standpoint, favoring cheap stocks with strong fundamentals was most ineffective in the information technology sector. Stocks that QMA favored in this sector underperformed expensive stocks with poor fundamentals. Much of the Fund’s underperformance here came during the first quarter of 2020.

Did the Fund hold derivatives and how did they affect performance?

The Fund held futures contracts on the Index during the period. QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding value above the market return. Subsequently, the effect on performance was minimal relative to the broad market.

Current outlook

•

QMA’s stock selection strategy is designed to do well in most market conditions. It takes many positions, long and short, in both growth and value stocks across the market capitalization spectrum. This diversification ensures that the Fund is not overexposed to any one company or market segment but will potentially benefit from exposure to attractive stocks that are expected to perform well.

•

Over the period, favoring cheap stocks and avoiding expensive stocks underperformed relative to historical track records. Making matters worse, companies with good earnings quality underperformed those with poor earnings quality. QMA believes that its strategy will rebound once much of the fear and panic from the coronavirus leaves the market.

•

COVID-19 has significantly impacted global economies and markets. It’s a risk factor that was largely dormant prior to the outbreak and then became front and center driving markets. The associated volatility may continue for a while as it may take some time for scientists and the medical community to develop an effective vaccine and treatment. QMA is closely monitoring the situation and the Fund’s exposures to the particular industries that have been impacted most and may take further actions to manage active risks and adjust certain factors used in its quantitative model.

PGIM QMA Long-Short Equity Fund	9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Long-Short Equity Fund		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$841.10	2.00%	$9.21
	Hypothetical	$1,000.00	$1,015.00	2.00%	$10.08
Class C	Actual	$1,000.00	$838.30	2.75%	$12.64
	Hypothetical	$1,000.00	$1,011.25	2.75%	$13.83
Class Z	Actual	$1,000.00	$841.50	1.75%	$8.06
	Hypothetical	$1,000.00	$1,016.25	1.75%	$8.82
Class R6	Actual	$1,000.00	$842.20	1.78%	$8.20
	Hypothetical	$1,000.00	$1,016.10	1.78%	$8.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended March 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended March 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Long-Short Equity Fund	11

Schedule of Investments

as of March 31, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 93.8%

COMMON STOCKS

Aerospace & Defense 1.9%
Arconic, Inc.	137,900	$2,214,674
General Dynamics Corp.	11,200	1,481,872

		3,696,546

Auto Components 0.5%
Adient PLC*	113,200	1,026,724

Banks 1.6%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	24,000	408,720
Citigroup, Inc.	66,600	2,805,192

		3,213,912

Beverages 1.4%
Keurig Dr. Pepper, Inc.	116,300	2,822,601

Biotechnology 6.7%
AbbVie, Inc.	21,300	1,622,847
Alexion Pharmaceuticals, Inc.*	34,400	3,088,776
Biogen, Inc.*	5,800	1,835,004
Incyte Corp.*	34,200	2,504,466
Vanda Pharmaceuticals, Inc.*	75,500	782,180
Vertex Pharmaceuticals, Inc.*	13,800	3,283,710

		13,116,983

Building Products 1.4%
American Woodmark Corp.*	11,700	533,169
Universal Forest Products, Inc.	60,200	2,238,838

		2,772,007

Capital Markets 3.0%
Ameriprise Financial, Inc.	14,000	1,434,720
Brightsphere Investment Group, Inc.	45,500	290,745
Evercore, Inc. (Class A Stock)	50,100	2,307,606
Stifel Financial Corp.	31,700	1,308,576
Virtus Investment Partners, Inc.	6,500	494,715

		5,836,362

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	13

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals 3.5%
Corteva, Inc.	95,000	$2,232,500
Eastman Chemical Co.	4,600	214,268
Huntsman Corp.	165,300	2,385,279
LyondellBasell Industries NV (Class A Stock)	35,900	1,781,717
Orion Engineered Carbons SA (Luxembourg)	33,700	251,402

		6,865,166

Commercial Services & Supplies 0.1%
Interface, Inc.	36,500	275,940

Consumer Finance 1.4%
Capital One Financial Corp.	43,000	2,168,060
Discover Financial Services	12,200	435,174
Regional Management Corp.*	10,200	139,332

		2,742,566

Distributors 1.0%
LKQ Corp.*	97,600	2,001,776

Diversified Telecommunication Services 1.8%
AT&T, Inc.(u)	122,200	3,562,130

Electric Utilities 1.0%
NRG Energy, Inc.	72,700	1,981,802

Electrical Equipment 0.8%
Atkore International Group, Inc.*	76,200	1,605,534

Entertainment 0.6%
Electronic Arts, Inc.*	7,000	701,190
Lions Gate Entertainment Corp. (Class B Stock)*	86,000	479,880

		1,181,070

Equity Real Estate Investment Trusts (REITs) 1.0%
Columbia Property Trust, Inc.	67,600	845,000
Ryman Hospitality Properties, Inc.	30,200	1,082,670

		1,927,670

Food Products 3.6%
Archer-Daniels-Midland Co.	4,300	151,274

See Notes to Financial Statements.

14

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products (cont’d.)
Bunge Ltd.	63,900	$2,621,817
Pilgrim’s Pride Corp.*	113,700	2,060,244
Tyson Foods, Inc. (Class A Stock)	38,300	2,216,421

		7,049,756

Gas Utilities 1.0%
UGI Corp.	76,200	2,032,254

Health Care Equipment & Supplies 5.0%
AngioDynamics, Inc.*	64,400	671,692
DENTSPLY SIRONA, Inc.	56,800	2,205,544
Edwards Lifesciences Corp.*	12,300	2,320,026
Hologic, Inc.*	24,100	845,910
Lantheus Holdings, Inc.*	9,400	119,944
Medtronic PLC	30,800	2,777,544
Natus Medical, Inc.*	32,600	754,038

		9,694,698

Health Care Providers & Services 6.2%
Anthem, Inc.	12,600	2,860,704
Cigna Corp.	16,600	2,941,188
DaVita, Inc.*	12,100	920,326
HCA Healthcare, Inc.	4,400	395,340
Humana, Inc.	9,100	2,857,582
UnitedHealth Group, Inc.	8,300	2,069,854

		12,044,994

Household Durables 1.3%
Cavco Industries, Inc.*	5,800	840,652
M/I Homes, Inc.*	56,300	930,639
Meritage Homes Corp.*	18,500	675,435

		2,446,726

Industrial Conglomerates 1.6%
General Electric Co.	386,000	3,064,840

Insurance 2.1%
American Equity Investment Life Holding Co.	40,800	767,040
Heritage Insurance Holdings, Inc.	11,100	118,881

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	15

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Lincoln National Corp.	41,600	$1,094,912
MetLife, Inc.	70,000	2,139,900

		4,120,733

Interactive Media & Services 3.1%
Alphabet, Inc. (Class A Stock)*	700	813,365
Alphabet, Inc. (Class C Stock)*	362	420,937
Cars.com, Inc.*	122,900	528,470
Facebook, Inc. (Class A Stock)*(u)	25,000	4,170,000
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	107,000	192,600

		6,125,372

Internet & Direct Marketing Retail 2.7%
Amazon.com, Inc.*	800	1,559,776
Qurate Retail, Inc. (Class A Stock)*	229,600	1,401,708
Stamps.com, Inc.*	17,500	2,276,400

		5,237,884

IT Services 3.0%
Cognizant Technology Solutions Corp. (Class A Stock)	30,800	1,431,276
Hackett Group, Inc. (The)	38,900	494,808
Leidos Holdings, Inc.	25,500	2,337,075
Perspecta, Inc.	32,200	587,328
Virtusa Corp.*	35,100	996,840

		5,847,327

Leisure Products 0.1%
Brunswick Corp.	6,400	226,368

Life Sciences Tools & Services 2.2%
Charles River Laboratories International, Inc.*	15,300	1,931,013
IQVIA Holdings, Inc.*	21,400	2,308,204

		4,239,217

Machinery 1.8%
Crane Co.	2,600	127,868
Gates Industrial Corp. PLC*	70,000	516,600
Oshkosh Corp.	46,200	2,972,046

		3,616,514

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Marine 0.0%
Costamare, Inc. (Monaco)	17,400	$78,648

Media 0.8%
ViacomCBS, Inc. (Class B Stock)	113,548	1,590,808

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Colony Credit Real Estate, Inc.	96,000	378,240

Multi-Utilities 1.9%
MDU Resources Group, Inc.	70,800	1,522,200
Public Service Enterprise Group, Inc.	42,700	1,917,657
Sempra Energy	2,200	248,578

		3,688,435

Oil, Gas & Consumable Fuels 1.4%
Diamondback Energy, Inc.	89,900	2,355,380
World Fuel Services Corp.	18,900	475,902

		2,831,282

Personal Products 0.8%
Coty, Inc. (Class A Stock)	286,600	1,478,856

Pharmaceuticals 0.8%
Merck & Co., Inc.	19,500	1,500,330

Professional Services 0.5%
Barrett Business Services, Inc.	8,800	348,832
Kforce, Inc.	25,400	649,478

		998,310

Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	63,700	2,918,734
Intel Corp.(u)	59,600	3,225,552
NVIDIA Corp.	800	210,880
QUALCOMM, Inc.	18,700	1,265,055
Ultra Clean Holdings, Inc.*	55,900	771,420

		8,391,641

Software 14.4%
Adobe, Inc.*	7,100	2,259,504

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	17

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
American Software, Inc. (Class A Stock)	5,200	$73,892
CDK Global, Inc.	12,200	400,770
CommVault Systems, Inc.*	28,200	1,141,536
Ebix, Inc.	70,200	1,065,636
Fortinet, Inc.*	10,100	1,021,817
Intuit, Inc.	10,600	2,438,000
Microsoft Corp.(u)	53,800	8,484,798
MicroStrategy, Inc. (Class A Stock)*	3,700	436,970
Nuance Communications, Inc.*	127,500	2,139,450
OneSpan, Inc.*	18,000	326,700
Oracle Corp.(u)	70,100	3,387,933
Paycom Software, Inc.*	10,100	2,040,301
SS&C Technologies Holdings, Inc.	66,600	2,918,412
Telenav, Inc.*	24,000	103,680

		28,239,399

Specialty Retail 0.6%
Asbury Automotive Group, Inc.*	5,200	287,196
Sonic Automotive, Inc. (Class A Stock)	59,900	795,472

		1,082,668

Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.(u)	29,600	7,526,984
Diebold Nixdorf, Inc.*	21,600	76,032

		7,603,016

Tobacco 1.3%
Altria Group, Inc.	66,200	2,559,954

Trading Companies & Distributors 0.9%
GMS, Inc.*	109,900	1,728,727

Wireless Telecommunication Services 0.6%
United States Cellular Corp.*	38,500	1,127,665

TOTAL LONG-TERM INVESTMENTS (cost $209,068,909)		183,653,451

See Notes to Financial Statements.

18

Description			Shares	Value

SHORT-TERM INVESTMENTS 3.0%

AFFILIATED MUTUAL FUND 2.3%
PGIM Core Ultra Short Bond Fund (cost $4,530,369)(w)			4,530,369	$4,530,369

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) 0.7%
U.S. Treasury Bills	0.000%	09/17/20	100	99,961
U.S. Treasury Bills	0.052	06/18/20	1,250	1,249,716

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,349,859)				1,349,677

TOTAL SHORT-TERM INVESTMENTS (cost $5,880,228)				5,880,046

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $214,949,137)				189,533,497

			Shares

SECURITIES SOLD SHORT (39.0)%

COMMON STOCKS

Aerospace & Defense (1.6)%
AeroVironment, Inc.*			13,400	(816,864)
Boeing Co. (The)			10,000	(1,491,400)
Kratos Defense & Security Solutions, Inc.*			58,000	(802,720)

				(3,110,984)

Auto Components (0.1)%
Motorcar Parts of America, Inc.*			12,400	(155,992)

Banks (1.4)%
Commerce Bancshares, Inc.			9,900	(498,465)
Cullen/Frost Bankers, Inc.			39,300	(2,192,547)

				(2,691,012)

Biotechnology (3.3)%
Agios Pharmaceuticals, Inc.*			7,200	(255,456)
Alector, Inc.*			31,400	(757,682)
Global Blood Therapeutics, Inc.*			21,400	(1,093,326)
Sangamo Therapeutics, Inc.*			40,100	(255,437)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	19

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Sarepta Therapeutics, Inc.*	29,600	$(2,895,472)
Stemline Therapeutics, Inc.*	26,300	(127,292)
TG Therapeutics, Inc.*	41,700	(410,328)
Turning Point Therapeutics, Inc.*	4,400	(196,504)
Twist Bioscience Corp.*	14,200	(434,236)

		(6,425,733)

Building Products (0.2)%
AAON, Inc.	7,000	(338,240)

Capital Markets (1.0)%
FactSet Research Systems, Inc.	7,600	(1,981,168)

Chemicals (0.6)%
Quaker Chemical Corp.	9,000	(1,136,520)

Commercial Services & Supplies (1.2)%
Stericycle, Inc.*	50,700	(2,463,006)

Construction & Engineering (0.3)%
Argan, Inc.	4,800	(165,936)
Dycom Industries, Inc.*	11,200	(287,280)
NV5 Global, Inc.*	4,200	(173,418)

		(626,634)

Consumer Finance (0.0)%
LendingTree, Inc.*	500	(91,695)

Diversified Telecommunication Services (0.2)%
Bandwidth, Inc. (Class A Stock)*	6,800	(457,572)

Electrical Equipment (0.2)%
Sunrun, Inc.*	39,700	(400,970)

Electronic Equipment, Instruments & Components (0.8)%
II-VI, Inc.*	41,100	(1,171,350)
Napco Security Technologies, Inc.*	6,600	(100,122)
nLight, Inc.*	27,600	(289,524)

		(1,560,996)

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Entertainment (1.4)%
Roku, Inc.*	30,800	$(2,694,384)

Food Products (0.9)%
Cal-Maine Foods, Inc.	23,100	(1,015,938)
Limoneira Co.	6,200	(81,220)
Simply Good Foods Co. (The)*	36,500	(702,990)

		(1,800,148)

Health Care Equipment & Supplies (3.6)%
Axonics Modulation Technologies, Inc.*	15,700	(398,937)
BioLife Solutions, Inc.*	11,000	(104,500)
CryoPort, Inc.*	10,000	(170,700)
Glaukos Corp.*	16,900	(521,534)
iRhythm Technologies, Inc.*	19,500	(1,586,325)
Mesa Laboratories, Inc.	1,700	(384,353)
OrthoPediatrics Corp.*	10,500	(416,220)
Penumbra, Inc.*	18,300	(2,952,339)
Shockwave Medical, Inc.*	13,500	(447,930)

		(6,982,838)

Health Care Providers & Services (2.5)%
American Renal Associates Holdings, Inc.*	9,600	(63,456)
Guardant Health, Inc.*	42,000	(2,923,200)
Hanger, Inc.*	7,400	(115,292)
HealthEquity, Inc.*	26,300	(1,330,517)
PetIQ, Inc.*	19,400	(450,662)

		(4,883,127)

Health Care Technology (0.6)%
Inspire Medical Systems, Inc.*	19,300	(1,163,404)

Hotels, Restaurants & Leisure (0.6)%
Noodles & Co.*	25,100	(118,221)
Shake Shack, Inc. (Class A Stock)*	16,100	(607,614)
Wynn Resorts Ltd.	7,500	(451,425)

		(1,177,260)

Household Durables (0.2)%
Sonos, Inc.*	39,600	(335,808)

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	21

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (1.5)%
eHealth, Inc.*	15,800	$(2,224,956)
Kinsale Capital Group, Inc.	7,200	(752,616)

		(2,977,572)

IT Services (1.9)%
MongoDB, Inc.*	7,900	(1,078,666)
Okta, Inc.*	22,400	(2,738,624)

		(3,817,290)

Life Sciences Tools & Services (0.6)%
Codexis, Inc.*	41,500	(463,140)
NanoString Technologies, Inc.*	19,300	(464,165)
Quanterix Corp.*	9,800	(180,026)

		(1,107,331)

Machinery (0.5)%
Energy Recovery, Inc.*	23,100	(171,864)
Lindsay Corp.	8,100	(741,798)

		(913,662)

Media (1.3)%
Cardlytics, Inc.*	13,300	(464,968)
New York Times Co. (The) (Class A Stock)	69,800	(2,143,558)

		(2,608,526)

Mortgage Real Estate Investment Trusts (REITs) (0.5)%
Blackstone Mortgage Trust, Inc. (Class A Stock)	48,200	(897,484)

Professional Services (0.3)%
Forrester Research, Inc.*	6,100	(178,303)
Upwork, Inc.*	61,200	(394,740)

		(573,043)

Real Estate Management & Development (0.3)%
Redfin Corp.*	32,800	(505,776)

Semiconductors & Semiconductor Equipment (0.1)%
Impinj, Inc.*	10,400	(173,784)

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Software (8.5)%
Alteryx, Inc. (Class A Stock)*	27,200	$(2,588,624)
Appfolio, Inc. (Class A Stock)*	8,400	(931,980)
Coupa Software, Inc.*	20,300	(2,836,519)
Everbridge, Inc.*	14,800	(1,574,128)
Medallia, Inc.*	46,100	(923,844)
PROS Holdings, Inc.*	15,300	(474,759)
Q2 Holdings, Inc.*	26,400	(1,559,184)
Smartsheet, Inc. (Class A Stock)*	46,300	(1,921,913)
Splunk, Inc.*	20,300	(2,562,469)
Varonis Systems, Inc.*	14,700	(935,949)
Yext, Inc.*	39,800	(405,562)

		(16,714,931)

Specialty Retail (0.7)%
Five Below, Inc.*	20,700	(1,456,866)

Technology Hardware, Storage & Peripherals (1.0)%
Pure Storage, Inc. (Class A Stock)*	154,300	(1,897,890)

Trading Companies & Distributors (1.0)%
SiteOne Landscape Supply, Inc.*	27,400	(2,017,188)

Wireless Telecommunication Services (0.1)%
Boingo Wireless, Inc.*	21,200	(224,932)

TOTAL SECURITIES SOLD SHORT (proceeds received $83,406,415)		(76,363,766)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 57.8% (cost $131,542,722)		113,169,731
Other assets in excess of liabilities(z) 42.2%		82,654,559

NET ASSETS 100.0%		$195,824,290

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(u)	Represents security, or a portion thereof, segregated as collateral for short sales.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	23

Schedule of Investments (continued)

as of March 31, 2020

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at March 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Position:
82	S&P 500 E-Mini Index	Jun. 2020	$10,535,770	$208,130

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$1,349,677

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$3,696,546	$—	$—
Auto Components	1,026,724	—	—
Banks	3,213,912	—	—
Beverages	2,822,601	—	—
Biotechnology	13,116,983	—	—
Building Products	2,772,007	—	—
Capital Markets	5,836,362	—	—
Chemicals	6,865,166	—	—
Commercial Services & Supplies	275,940	—	—
Consumer Finance	2,742,566	—	—
Distributors	2,001,776	—	—
Diversified Telecommunication Services	3,562,130	—	—

See Notes to Financial Statements.

24

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Electric Utilities	$1,981,802	$—	$—
Electrical Equipment	1,605,534	—	—
Entertainment	1,181,070	—	—
Equity Real Estate Investment Trusts (REITs)	1,927,670	—	—
Food Products	7,049,756	—	—
Gas Utilities	2,032,254	—	—
Health Care Equipment & Supplies	9,694,698	—	—
Health Care Providers & Services	12,044,994	—	—
Household Durables	2,446,726	—	—
Industrial Conglomerates	3,064,840	—	—
Insurance	4,120,733	—	—
Interactive Media & Services	6,125,372	—	—
Internet & Direct Marketing Retail	5,237,884	—	—
IT Services	5,847,327	—	—
Leisure Products	226,368	—	—
Life Sciences Tools & Services	4,239,217	—	—
Machinery	3,616,514	—	—
Marine	78,648	—	—
Media	1,590,808	—	—
Mortgage Real Estate Investment Trusts (REITs)	378,240	—	—
Multi-Utilities	3,688,435	—	—
Oil, Gas & Consumable Fuels	2,831,282	—	—
Personal Products	1,478,856	—	—
Pharmaceuticals	1,500,330	—	—
Professional Services	998,310	—	—
Semiconductors & Semiconductor Equipment	8,391,641	—	—
Software	28,239,399	—	—
Specialty Retail	1,082,668	—	—
Technology Hardware, Storage & Peripherals	7,603,016	—	—
Tobacco	2,559,954	—	—
Trading Companies & Distributors	1,728,727	—	—
Wireless Telecommunication Services	1,127,665	—	—
Affiliated Mutual Fund	4,530,369	—	—
U.S. Treasury Obligations	—	1,349,677	—

Total	$188,183,820	$1,349,677	$—

Liabilities
Common Stocks—Short
Aerospace & Defense	$(3,110,984)	$—	$—
Auto Components	(155,992)	—	—
Banks	(2,691,012)	—	—
Biotechnology	(6,425,733)	—	—
Building Products	(338,240)	—	—
Capital Markets	(1,981,168)	—	—
Chemicals	(1,136,520)	—	—

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	25

Schedule of Investments (continued)

as of March 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities (continued)
Common Stocks—Short (continued)
Commercial Services & Supplies	$(2,463,006)	$—	$—
Construction & Engineering	(626,634)	—	—
Consumer Finance	(91,695)	—	—
Diversified Telecommunication Services	(457,572)	—	—
Electrical Equipment	(400,970)	—	—
Electronic Equipment, Instruments & Components	(1,560,996)	—	—
Entertainment	(2,694,384)	—	—
Food Products	(1,800,148)	—	—
Health Care Equipment & Supplies	(6,982,838)	—	—
Health Care Providers & Services	(4,883,127)	—	—
Health Care Technology	(1,163,404)	—	—
Hotels, Restaurants & Leisure	(1,177,260)	—	—
Household Durables	(335,808)	—	—
Insurance	(2,977,572)	—	—
IT Services	(3,817,290)	—	—
Life Sciences Tools & Services	(1,107,331)	—	—
Machinery	(913,662)	—	—
Media	(2,608,526)	—	—
Mortgage Real Estate Investment Trusts (REITs)	(897,484)	—	—
Professional Services	(573,043)	—	—
Real Estate Management & Development	(505,776)	—	—
Semiconductors & Semiconductor Equipment	(173,784)	—	—
Software	(16,714,931)	—	—
Specialty Retail	(1,456,866)	—	—
Technology Hardware, Storage & Peripherals	(1,897,890)	—	—
Trading Companies & Distributors	(2,017,188)	—	—
Wireless Telecommunication Services	(224,932)	—	—

Total	$(76,363,766)	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$208,130	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

26

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2020 were as follows (unaudited):

Software	14.4%
Biotechnology	6.7
Health Care Providers & Services	6.2
Health Care Equipment & Supplies	5.0
Semiconductors & Semiconductor Equipment	4.3
Technology Hardware, Storage & Peripherals	3.9
Food Products	3.6
Chemicals	3.5
Interactive Media & Services	3.1
IT Services	3.0
Capital Markets	3.0
Internet & Direct Marketing Retail	2.7
Affiliated Mutual Fund	2.3
Life Sciences Tools & Services	2.2
Insurance	2.1
Aerospace & Defense	1.9
Multi-Utilities	1.9
Machinery	1.8
Diversified Telecommunication Services	1.8
Banks	1.6
Industrial Conglomerates	1.6
Oil, Gas & Consumable Fuels	1.4
Beverages	1.4
Building Products	1.4
Consumer Finance	1.4
Tobacco	1.3
Household Durables	1.3
Gas Utilities	1.0
Distributors	1.0
Electric Utilities	1.0
Equity Real Estate Investment Trusts (REITs)	1.0
Trading Companies & Distributors	0.9
Electrical Equipment	0.8
Media	0.8
Pharmaceuticals	0.8
Personal Products	0.8
U.S. Treasury Obligations	0.7
Entertainment	0.6
Wireless Telecommunication Services	0.6
Specialty Retail	0.6
Auto Components	0.5
Professional Services	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.2
Commercial Services & Supplies	0.1
Leisure Products	0.1
Marine	0.0 *
Securities Sold Short
Consumer Finance	(0.0)*
Auto Components	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Wireless Telecommunication Services	(0.1)
Household Durables	(0.2)
Building Products	(0.2)
Electrical Equipment	(0.2)
Diversified Telecommunication Services	(0.2)%
Real Estate Management & Development	(0.3)
Professional Services	(0.3)
Construction & Engineering	(0.3)
Mortgage Real Estate Investment Trusts (REITs)	(0.5)
Machinery	(0.5)
Life Sciences Tools & Services	(0.6)
Chemicals	(0.6)
Health Care Technology	(0.6)
Hotels, Restaurants & Leisure	(0.6)
Specialty Retail	(0.7)
Electronic Equipment, Instruments & Components	(0.8)
Food Products	(0.9)
Technology Hardware, Storage & Peripherals	(1.0)
Capital Markets	(1.0)
Trading Companies & Distributors	(1.0)
Commercial Services & Supplies	(1.2)
Media	(1.3)
Banks	(1.4)
Entertainment	(1.4)
Insurance	(1.5)
Aerospace & Defense	(1.6)
IT Services	(1.9)
Health Care Providers & Services	(2.5)
Biotechnology	(3.3)
Health Care Equipment & Supplies	(3.6)
Software	(8.5)

57.8
Other assets in excess of liabilities	42.2

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	27

Schedule of Investments (continued)

as of March 31, 2020

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of March 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$208,130	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(284,146)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(177,394)

For the year ended March 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$6,938,182

(1)	Notional Amount in USD.

See Notes to Financial Statements.

28

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	Barclays Capital Group	$(76,363,766)	$76,363,766	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	29

Statement of Assets & Liabilities

as of March 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $210,418,768)	$185,003,128
Affiliated investments (cost $4,530,369)	4,530,369
Cash	5,729
Deposit with broker for securities sold short	70,240,135
Receivable for investments sold	29,233,129
Receivable for Fund shares sold	1,256,157
Dividends and interest receivable	440,435
Prepaid expenses	1,237

Total Assets	290,710,319

Liabilities
Securities sold short, at value (proceeds received $83,406,415)	76,363,766
Payable for investments purchased	15,220,788
Payable for Fund shares reacquired	2,687,613
Management fee payable	237,894
Due to broker—variation margin futures	170,150
Accrued expenses and other liabilities	132,901
Dividends and interest payable on securities sold short	51,113
Distribution fee payable	18,505
Affiliated transfer agent fee payable	3,299

Total Liabilities	94,886,029

Net Assets	$195,824,290

Net assets were comprised of:
Shares of beneficial interest, at par	$19,913
Paid-in capital in excess of par	232,294,187
Total distributable earnings (loss)	(36,489,810)

Net assets, March 31, 2020	$195,824,290

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share, ($17,148,658 ÷ 1,757,248 shares of beneficial interest issued and outstanding)	$9.76
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price to public	$10.33

Class C
Net asset value, offering price and redemption price per share,
($16,069,163 ÷ 1,712,527 shares of beneficial interest issued and outstanding)	$9.38

Class Z
Net asset value, offering price and redemption price per share,
($123,443,356 ÷ 12,482,097 shares of beneficial interest issued and outstanding)	$9.89

Class R6
Net asset value, offering price and redemption price per share,
($39,163,113 ÷ 3,961,290 shares of beneficial interest issued and outstanding)	$9.89

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	31

Statement of Operations

Year Ended March 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $5,191 foreign withholding tax)	$4,990,691
Interest income	4,007,049
Affiliated dividend income	55,829

Total income	9,053,569

Expenses
Management fee	4,070,866
Distribution fee(a)	353,138
Dividend expense on short sales	1,365,768
Broker fees and expenses on short sales	644,061
Transfer agent’s fees and expenses (including affiliated expense of $23,548)(a)	275,599
Custodian and accounting fees	88,287
Registration fees(a)	64,510
Shareholders’ reports	41,599
Audit fee	32,473
Legal fees and expenses	19,186
Trustees’ fees	15,960
Miscellaneous	36,774

Total expenses	7,008,221
Less: Fee waiver and/or expense reimbursement(a)	(211,521)
Distribution fee waiver(a)	(14,534)

Net expenses	6,782,166

Net investment income (loss)	2,271,403

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	8,187,310
Futures transactions	(284,146)
Short sales transactions	(25,580,532)

(17,677,368)

Net change in unrealized appreciation (depreciation) on:
Investments	(62,946,967)
Futures	(177,394)
Short sales	25,353,502

(37,770,859)

Net gain (loss) on investment transactions	(55,448,227)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(53,176,824)

See Notes to Financial Statements.

32

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	87,202	265,936	—	—
Transfer agent’s fees and expenses	24,133	27,240	216,862	7,364
Registration fees	16,325	13,647	22,265	12,273
Fee waiver and/or expense reimbursement	(29,842)	(31,309)	(148,444)	(1,926)
Distribution fee waiver	(14,534)	—	—	—

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	33

Statements of Changes in Net Assets

	Year Ended March 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,271,403	$3,282,580
Net realized gain (loss) on investment transactions	(17,677,368)	30,739,805
Net change in unrealized appreciation (depreciation) on investments	(37,770,859)	(33,432,272)

Net increase (decrease) in net assets resulting from operations	(53,176,824)	590,113

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,423,510)	(775,631)
Class C	(1,183,375)	(676,927)
Class Z	(12,716,071)	(6,686,016)
Class R6	(2,950,427)	(330,739)

	(18,273,383)	(8,469,313)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	106,570,625	246,989,633
Net asset value of shares issued in reinvestment of dividends and distributions	16,005,571	8,375,053
Cost of shares reacquired	(351,365,335)	(251,409,095)

Net increase (decrease) in net assets from Fund share transactions	(228,789,139)	3,955,591

Total increase (decrease)	(300,239,346)	(3,923,609)

Net Assets:
Beginning of year	496,063,636	499,987,245

End of year	$195,824,290	$496,063,636

See Notes to Financial Statements.

34

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund (formerly known as PGIM Short Duration Muni High Income Fund), each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Long-Short Equity Fund (the “Fund”).

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM QMA Long-Short Equity Fund	35

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

36

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

PGIM QMA Long-Short Equity Fund	37

Notes to Financial Statements (continued)

Short Sales: The Fund sold a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

38

ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM QMA Long-Short Equity Fund	39

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.15% average daily net assets up to and including $5 billion and 1.13% on average daily net assets assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.15% for the year ended March 31, 2020.

The Manager has contractually agreed, through July 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares, and 1.25% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes, (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the

40

Class A and Class C shares, respectively. PIMS has contractually agreed through July 31, 2021 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended March 31, 2020, PIMS received $34,473 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2020, PIMS received $9,521 and $1,907 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended March 31, 2020, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2020, were $760,031,246 and $807,938,940, respectively.

PGIM QMA Long-Short Equity Fund	41

Notes to Financial Statements (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended March 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,606,509	$229,692,682	$226,768,822	$—	$—	$4,530,369	4,530,369	$55,829

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended March 31, 2020, the adjustments were to increase total distributable loss and increase paid-in capital in excess of par by $18,206 due to the tax treatment of fund redemptions. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended March 31, 2020, the tax character of dividends paid by the Fund were $3,385,911 of ordinary income and $14,887,472 of long-term capital gains. For the year ended March 31, 2019, the tax character of dividends paid by the Fund was $8,469,313 of long-term capital gains.

As of March 31, 2020, the accumulated undistributed earnings on a tax basis was $2,468,401 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$132,719,927	$27,301,590	$(46,643,656)	$(19,342,066)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, futures contracts and other book to tax differences.

42

For federal income tax purposes, the Fund had a capital loss carryfoward as of March 31, 2020 of approximately $19,615,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of March 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	65,606	2%

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	6	83%

PGIM QMA Long-Short Equity Fund	43

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2020:
Shares sold	132,124	$1,562,382
Shares issued in reinvestment of dividends and distributions	119,394	1,416,017
Shares reacquired	(2,152,729)	(25,217,406)

Net increase (decrease) in shares outstanding before conversion	(1,901,211)	(22,239,007)
Shares issued upon conversion from other share class(es)	302,101	3,647,447
Shares reacquired upon conversion into other share class(es)	(121,566)	(1,457,758)

Net increase (decrease) in shares outstanding	(1,720,676)	$(20,049,318)

Year ended March 31, 2019:
Shares sold	1,298,303	$16,516,947
Shares issued in reinvestment of dividends and distributions	63,093	768,477
Shares reacquired	(1,262,949)	(15,841,513)

Net increase (decrease) in shares outstanding before conversion	98,447	1,443,911
Shares issued upon conversion from other share class(es)	23,798	297,595
Shares reacquired upon conversion into other share class(es)	(751,400)	(9,486,386)

Net increase (decrease) in shares outstanding	(629,155)	$(7,744,880)

Class C
Year ended March 31, 2020:
Shares sold	64,125	$744,190
Shares issued in reinvestment of dividends and distributions	103,528	1,183,320
Shares reacquired	(1,014,407)	(11,300,215)
Net increase (decrease) in shares outstanding before conversion	(846,754)	(9,372,705)
Shares reacquired upon conversion into other share class(es)	(480,190)	(5,577,245)

Net increase (decrease) in shares outstanding	(1,326,944)	$(14,949,950)

Year ended March 31, 2019:
Shares sold	600,861	$7,323,776
Shares issued in reinvestment of dividends and distributions	57,499	676,191
Shares reacquired	(599,699)	(7,220,262)
Net increase (decrease) in shares outstanding before conversion	58,661	779,705
Shares reacquired upon conversion into other share class(es)	(44,079)	(539,711)

Net increase (decrease) in shares outstanding	14,582	$239,994

44

Class Z	Shares	Amount
Year ended March 31, 2020:
Shares sold	5,273,913	$63,705,491
Shares issued in reinvestment of dividends and distributions	1,052,839	12,644,602
Shares reacquired	(21,465,282)	(250,542,168)

Net increase (decrease) in shares outstanding before conversion	(15,138,530)	(174,192,075)
Shares issued upon conversion from other share class(es)	452,976	5,518,599
Shares reacquired upon conversion into other share class(es)	(175,699)	(2,135,163)

Net increase (decrease) in shares outstanding	(14,861,253)	$(170,808,639)

Year ended March 31, 2019:
Shares sold	12,523,590	$158,956,923
Shares issued in reinvestment of dividends and distributions	537,787	6,625,531
Shares reacquired	(17,436,505)	(219,225,827)

Net increase (decrease) in shares outstanding before conversion	(4,375,128)	(53,643,373)
Shares issued upon conversion from other share class(es)	784,492	10,020,540
Shares reacquired upon conversion into other share class(es)	(235,398)	(3,028,416)

Net increase (decrease) in shares outstanding	(3,826,034)	$(46,651,249)

Class R6
Year ended March 31, 2020:
Shares sold	3,278,642	$40,558,562
Shares issued in reinvestment of dividends and distributions	63,469	761,632
Shares reacquired	(5,373,081)	(64,305,546)

Net increase (decrease) in shares outstanding before conversion	(2,030,970)	(22,985,352)
Shares issued upon conversion from other share class(es)	340	4,120

Net increase (decrease) in shares outstanding	(2,030,630)	$(22,981,232)

Year ended March 31, 2019:
Shares sold	5,220,932	$64,191,987
Shares issued in reinvestment of dividends and distributions	24,745	304,854
Shares reacquired	(734,581)	(9,121,493)

Net increase (decrease) in shares outstanding before conversion	4,511,096	55,375,348
Shares issued upon conversion from other share class(es)	212,296	2,736,378

Net increase (decrease) in shares outstanding	4,723,392	$58,111,726

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 1,222,500,000*	$ 900,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM QMA Long-Short Equity Fund	45

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended March 31, 2020. The average daily balance for the 48 days that the Fund had loans outstanding during the period was approximately $1,929,750, borrowed at a weighted average interest rate of 3.48%. The maximum loan outstanding amount during the period was $19,461,000. At March 31, 2020, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings

46

can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares.

There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Short Sales Risk: Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Fund already owns), the Fund gives up the opportunity for capital appreciation in the security.

PGIM QMA Long-Short Equity Fund	47

Notes to Financial Statements (continued)

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

48

Financial Highlights

Class A Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.35	$12.56	$11.86	$11.35	$11.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	(0.04)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(1.98)	(0.06)	0.74	0.77	0.41
Total from investment operations	(1.92)	-	0.70	0.70	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	-	-	-	-
Distributions from net realized gains	(0.56)	(0.21)	-	(0.19)	(0.05)
Total dividends and distributions	(0.67)	(0.21)	-	(0.19)	(0.05)
Net asset value, end of year	$9.76	$12.35	$12.56	$11.86	$11.35
Total Return(b):	(16.43)%	0.06%	5.90%	6.17%	3.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,149	$42,954	$51,585	$33,579	$83,612
Average net assets (000)	$29,067	$49,694	$39,444	$69,722	$28,971
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement(e)	2.07%	2.15%	2.44%	2.30%	2.45%
Expenses before waivers and/or expense reimbursement(e)	2.22%	2.28%	2.59%	2.44%	2.64%
Net investment income (loss)	0.49%	0.46%	(0.35)%	(0.59)%	(0.07)%
Portfolio turnover rate(f)	142%	160%	83%	83%	160%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.56%, 0.65%, 0.94%, 0.72% and 0.70%, for the years ended March 31, 2020, March 31, 2019, March 31, 2018, March 31, 2017 and March 31, 2016, respectively.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	49

Financial Highlights (continued)

Class C Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.90	$12.20	$11.61	$11.20	$10.93
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	(0.14)	(0.15)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(1.91)	(0.06)	0.73	0.75	0.40
Total from investment operations	(1.94)	(0.09)	0.59	0.60	0.32
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	-	-	-	-
Distributions from net realized gains	(0.56)	(0.21)	-	(0.19)	(0.05)
Total dividends and distributions	(0.58)	(0.21)	-	(0.19)	(0.05)
Net asset value, end of year	$9.38	$11.90	$12.20	$11.61	$11.20
Total Return(b):	(17.01)%	(0.68)%	5.08%	5.35%	2.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,069	$36,168	$36,903	$32,783	$22,165
Average net assets (000)	$26,594	$37,987	$34,263	$29,401	$5,719
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement(e)	2.82%	2.91%	3.21%	3.08%	3.22%
Expenses before waivers and/or expense reimbursement(e)	2.94%	3.00%	3.31%	3.19%	3.37%
Net investment income (loss)	(0.26)%	(0.26)%	(1.12)%	(1.31)%	(0.74)%
Portfolio turnover rate(f)	142%	160%	83%	83%	160%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.57%, 0.65%, 0.96%, 0.77% and 0.71%, for the years ended March 31, 2020, March 31, 2019, March 31, 2018, March 31, 2017 and March 31, 2016, respectively.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended March 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.51	$12.69	$11.95	$11.41	$11.03
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(2.01)	(0.06)	0.75	0.77	0.44
Total from investment operations	(1.92)	0.03	0.74	0.73	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	-	-	-	-
Distributions from net realized gains	(0.56)	(0.21)	-	(0.19)	(0.05)
Total dividends and distributions	(0.70)	(0.21)	-	(0.19)	(0.05)
Net asset value, end of year	$9.89	$12.51	$12.69	$11.95	$11.41
Total Return(b):	(16.25)%	0.30%	6.19%	6.40%	3.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$123,443	$342,001	$395,409	$274,663	$163,592
Average net assets (000)	$253,412	$391,781	$312,993	$199,471	$67,895
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement(e)	1.82%	1.91%	2.19%	2.08%	2.18%
Expenses before waivers and/or expense reimbursement(e)	1.88%	1.96%	2.27%	2.19%	2.40%
Net investment income (loss)	0.75%	0.73%	(0.11)%	(0.31)%	(0.07)%
Portfolio turnover rate(f)	142%	160%	83%	83%	160%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.57%, 0.65%, 0.94%, 0.78% and 0.68%, for the years ended March 31, 2020, March 31, 2019, March 31, 2018, March 31, 2017 and March 31, 2016, respectively.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Long-Short Equity Fund	51

Financial Highlights (continued)

Class R6 Shares
	Year Ended March 31,		May 25, 2017(a) through March 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.51	$12.68	$11.98
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.12	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(2.00)	(0.08)	0.71
Total from investment operations	(1.92)	0.04	0.70
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	-	-
Distributions from net realized gains	(0.56)	(0.21)	-
Total dividends and distributions	(0.70)	(0.21)	-
Net asset value, end of period	$9.89	$12.51	$12.68
Total Return(c):	(16.25)%	0.38%	5.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$39,163	$74,941	$16,090
Average net assets (000)	$44,915	$30,635	$15,834
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement(f)	1.82%	1.91%	2.24%	(g)
Expenses before waivers and/or expense reimbursement(f)	1.83%	1.94%	2.30%	(g)
Net investment income (loss)	0.67%	0.92%	(0.05)%	(g)
Portfolio turnover rate(h)	142%	160%	83%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.57%, 0.65% and 0.99%, for the year ended March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Long-Short Equity Fund and Board of Trustees

Prudential Investment Portfolios 12:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of PGIM QMA Long-Short Equity Fund (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 21, 2020

PGIM QMA Long-Short Equity Fund	53

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Fund’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board of Trustees on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s program on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

54

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.56 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended March 31, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM QMA Long-Short Equity Fund	100.00%	100.00%

In January 2021 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

PGIM QMA Long-Short Equity Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Long-Short Equity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Long-Short Equity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Long-Short Equity Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Long-Short Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Long-Short Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LONG-SHORT EQUITY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PLHAX	PLHCX	PLHZX	PLHQX
CUSIP	744336868	744336850	744336843	744336736

MF221E

PGIM QMA LARGE-CAP CORE EQUITY PLUS FUND

ANNUAL REPORT

MARCH 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Large-Cap Core Equity PLUS Fund informative and useful. The report covers performance for the 12-month period that ended March 31, 2020.

For most of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically near the end of the period as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading many economists to predict a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed a $2 trillion stimulus bill that offered an economic lifeline to consumers and businesses.

While stocks had climbed throughout much of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. In the US, large-cap equities dropped less than small caps during the period, while stocks in both developed foreign and emerging markets posted a double-digit decline.

Much of the bond market rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. Overall, US and global bonds posted gains, while the return for emerging market debt was negative. Late in the period, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Core Equity PLUS Fund

May 15, 2020

PGIM QMA Large-Cap Core Equity PLUS Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/20
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	–23.11	–6.54 (9/19/17)
(without sales charges)	–18.63	–4.42 (9/19/17)
Class C
(with sales charges)	–19.96	–5.14 (9/19/17)
(without sales charges)	–19.16	–5.14 (9/19/17)
Class Z
(without sales charges)	–18.31	–4.25 (9/19/17)
Class R6
(without sales charges)	–18.37	–4.21 (9/19/17)
S&P 500 Index
	–6.96	3.05

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the PGIM QMA Large-Cap Core Equity PLUS Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations for Class Z shares (September 19, 2017) and the account values at the end of the current fiscal year (March 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index is measured from the closest month-end to the class’ inception date.

PGIM QMA Large-Cap Core Equity PLUS Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 3/31/20

Ten Largest Holdings - Long	Line of Business	% of Net Assets
Microsoft Corp.	Software	6.1%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.8%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.5%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.7%
Johnson & Johnson	Pharmaceuticals	1.6%
Merck & Co., Inc.	Pharmaceuticals	1.6%
Procter & Gamble Co. (The)	Household Products	1.5%

Ten Largest Holdings - Short	Line of Business	% of Net Assets
Coupa Software, Inc.	Software	(1.4)%
Sarepta Therapeutics, Inc.	Biotechnology	(1.2)%
Americold Realty Trust	Equity Real Estate Investment Trusts (REITs)	(1.2)%
Penumbra, Inc.	Health Care Equipment & Supplies	(1.2)%
Guardant Health, Inc.	Health Care Providers & Services	(1.2)%
Alteryx, Inc. (Class A Stock)	Software	(0.9)%
Okta, Inc.	IT Services	(0.9)%
Stericycle, Inc.	Commercial Services & Supplies	(0.9)%
Roku, Inc.	Entertainment	(0.8)%
MongoDB, Inc.	IT Services	(0.7)%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM QMA Large-Cap Core Equity PLUS Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund Perform?

The PGIM QMA Large-Cap Core Equity PLUS Fund’s Class Z shares returned -18.31% in the 12-month reporting period that ended March 31, 2020, underperforming the -6.96% return of the S&P 500 Index (the Index).

What were the market conditions?

•	For much of the reporting period, US stocks performed exceedingly well, reaching record highs by the end of 2019 on the back of low unemployment and a trade agreement between the US and China.

•

The gains continued at the start of 2020 but came to a screeching halt in late February as concerns over the spread of the coronavirus and the implications for its impact on economic activity amplified.

•

By the end of March 2020, the rapid spread of the coronavirus triggered a global health crisis and negatively affected financial markets when the global economy was essentially forced to shut down. This resulted in volatility levels in stocks not seen since the financial crisis of 2008-09.

What worked?

•

While shorting stocks with poor growth outlooks was not profitable for the entire reporting period, it paid off during the first quarter of 2020 when US stocks dropped sharply, led by those with weak growth prospects. (“Shorting” stocks is a strategy used by investors who profit if the value of the equities that they short declines. This is the opposite of the more conventional “long” position in which investors profit when the equities they own rise.)

•

Risk control through diversification served the Fund well over the period. QMA holds hundreds of stocks long and short, which limits the effect that any one company can have on overall performance. In addition, QMA keeps sector and industry allocations similar to the Index, which further reduces risk. Therefore, no one security, sector, or industry had an outsized impact on performance during the period.

What didn’t work?

•

QMA’s multi-factor quantitative model favors stocks that are inexpensive relative to their industry peers and shorts expensive stocks. Over the period, the relative value factor was not profitable. The factor began to pay off toward the end of the third quarter of 2019, but a series of global risks—led by the coronavirus in early 2020—introduced a lot of uncertainty into the market and stocks struggled. Cheap stocks bore the brunt of the pain.

•	QMA’s model evaluates stocks based on their fundamentals, or earnings quality. Over the period, favoring stocks with above-average earnings quality was not profitable.

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•

Stock selection in the consumer discretionary sector lagged the Index. This was driven primarily by the Fund’s long positions in inexpensive stocks with good fundamentals, which unperformed expensive stocks with poor fundamentals.

Did the Fund use derivatives?

The Fund did not hold derivatives during the period. However, it did hold exchange-traded funds (ETFs) based on the Index. QMA uses ETFs primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding value above the market return. Subsequently, the effect on performance was minimal relative to the broad market.

Current outlook

•

QMA’s stock selection strategy is designed to do well in most market conditions. It takes many positions, long and short, in both growth and value stocks across the market capitalization spectrum. This diversification ensures that the Fund is not overexposed to any one company or market segment but will potentially benefit from exposure to attractive stocks that are expected to perform well.

•

Over the period, favoring cheap stocks and avoiding expensive stocks underperformed relative to historical track records. Making matters worse, companies with good earnings quality underperformed those with poor earnings quality. QMA believes that its strategy will rebound once much of the fear and panic from the coronavirus leaves the market.

•

COVID-19 has significantly impacted global economies and markets. It’s a risk factor that was largely dormant prior to the outbreak and then became front and center driving markets. The associated volatility may continue for a while as it may take some time for scientists and the medical community to develop an effective vaccine and treatment. QMA is closely monitoring the situation and the Fund’s exposures to the particular industries that have been impacted most and may take further actions to manage active risks and adjust certain factors used in its quantitative model.

PGIM QMA Large-Cap Core Equity PLUS Fund	9

Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2020. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Core Equity PLUS Fund		Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$791.00	1.83%	$8.19
	Hypothetical	$1,000.00	$1,015.85	1.83%	$9.22
Class C	Actual	$1,000.00	$788.70	2.59%	$11.58
	Hypothetical	$1,000.00	$1,012.05	2.59%	$13.03
Class Z	Actual	$1,000.00	$792.70	1.58%	$7.08
	Hypothetical	$1,000.00	$1,017.10	1.58%	$7.97
Class R6	Actual	$1,000.00	$792.10	1.58%	$7.08
	Hypothetical	$1,000.00	$1,017.10	1.58%	$7.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended March 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended March 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Large-Cap Core Equity PLUS Fund	11

Schedule of Investments

as of March 31, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 128.4%

COMMON STOCKS 128.1%

Aerospace & Defense 3.0%
Arconic, Inc.	6,100	$97,966
General Dynamics Corp.	890	117,756
Huntington Ingalls Industries, Inc.	500	91,105
Lockheed Martin Corp.	510	172,865
Raytheon Co.	300	39,345
United Technologies Corp.	280	26,412

		545,449

Air Freight & Logistics 0.4%
Hub Group, Inc. (Class A Stock)*	1,600	72,752

Airlines 0.2%
Copa Holdings SA (Panama) (Class A Stock)	600	27,174

Banks 4.1%
Bancorp, Inc. (The)*	6,100	37,027
Bank of America Corp.(u)	12,400	263,252
Citigroup, Inc.	4,200	176,904
Civista Bancshares, Inc.	800	11,968
Esquire Financial Holdings, Inc.*	500	7,525
HBT Financial, Inc.	900	9,477
JPMorgan Chase & Co.	1,100	99,033
Midland States Bancorp, Inc.	4,300	75,207
OFG Bancorp (Puerto Rico)	2,500	27,950
Popular, Inc. (Puerto Rico)	1,000	35,000

		743,343

Beverages 2.0%
Coca-Cola Co. (The)	1,800	79,650
Keurig Dr. Pepper, Inc.	4,600	111,642
Monster Beverage Corp.*	600	33,756
PepsiCo, Inc.	1,180	141,718

		366,766

Biotechnology 6.8%
AbbVie, Inc.(u)	2,700	205,713
Alexion Pharmaceuticals, Inc.*	1,260	113,135
Amgen, Inc.(u)	920	186,512
Biogen, Inc.*	540	170,845
Gilead Sciences, Inc.(u)	2,600	194,376

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	13

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Incyte Corp.*	1,700	$124,491
Vanda Pharmaceuticals, Inc.*	5,400	55,944
Vertex Pharmaceuticals, Inc.*	740	176,083

		1,227,099

Building Products 1.0%
American Woodmark Corp.*	700	31,899
Builders FirstSource, Inc.*	3,700	45,251
Universal Forest Products, Inc.	2,740	101,901

		179,051

Capital Markets 2.9%
Ameriprise Financial, Inc.	160	16,397
Brightsphere Investment Group, Inc.	9,600	61,344
Evercore, Inc. (Class A Stock)	500	23,030
Goldman Sachs Group, Inc. (The)	750	115,942
Morgan Stanley	3,800	129,200
Silvercrest Asset Management Group, Inc. (Class A Stock)	2,000	18,920
Stifel Financial Corp.	1,800	74,304
Virtus Investment Partners, Inc.	1,200	91,332

		530,469

Chemicals 2.8%
CF Industries Holdings, Inc.	2,400	65,280
Corteva, Inc.	4,400	103,400
DuPont de Nemours, Inc.	2,300	78,430
Eastman Chemical Co.	1,400	65,212
Huntsman Corp.	4,700	67,821
Orion Engineered Carbons SA (Luxembourg)	1,300	9,698
PQ Group Holdings, Inc.*	2,100	22,890
Sherwin-Williams Co. (The)	200	91,904

		504,635

Commercial Services & Supplies 0.5%
ACCO Brands Corp.	2,100	10,605
HNI Corp.	1,300	32,747
Knoll, Inc.	4,900	50,568

		93,920

See Notes to Financial Statements.

14

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment 1.2%
Cambium Networks Corp.*	1,600	$8,960
Cisco Systems, Inc.	4,000	157,240
Clearfield, Inc.*	3,800	45,030
KVH Industries, Inc.*	1,100	10,373

		221,603

Construction & Engineering 0.3%
EMCOR Group, Inc.	900	55,188

Construction Materials 0.3%
Martin Marietta Materials, Inc.	300	56,769

Consumer Finance 0.8%
Capital One Financial Corp.	1,100	55,462
Navient Corp.	4,200	31,836
Regional Management Corp.*	4,500	61,470

		148,768

Containers & Packaging 0.1%
Westrock Co.	500	14,130

Distributors 0.5%
LKQ Corp.*	4,700	96,397

Diversified Consumer Services 0.3%
Carriage Services, Inc.	2,900	46,835
Select Interior Concepts, Inc. (Class A Stock)*	5,000	10,350

		57,185

Diversified Financial Services 1.1%
Berkshire Hathaway, Inc. (Class B Stock)*	900	164,547
Marlin Business Services Corp.	2,900	32,393

		196,940

Diversified Telecommunication Services 2.9%
AT&T, Inc.(u)	9,100	265,265
Verizon Communications, Inc.(u)	4,900	263,277

		528,542

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	15

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities 1.8%
Exelon Corp.	3,600	$132,516
FirstEnergy Corp.	800	32,056
NRG Energy, Inc.	3,500	95,410
Southern Co. (The)	1,300	70,382

		330,364

Electrical Equipment 0.3%
Acuity Brands, Inc.	160	13,706
Atkore International Group, Inc.*	2,000	42,140

		55,846

Electronic Equipment, Instruments & Components 1.6%
Itron, Inc.*	1,800	100,494
Jabil, Inc.	2,500	61,450
PC Connection, Inc.	2,600	107,146
ScanSource, Inc.*	600	12,834

		281,924

Entertainment 2.1%
Activision Blizzard, Inc.*	2,200	130,856
Electronic Arts, Inc.*	1,100	110,187
Lions Gate Entertainment Corp. (Class B Stock)*	13,600	75,888
Marcus Corp. (The)	3,800	46,816
Spotify Technology SA*	100	12,144

		375,891

Equity Real Estate Investment Trusts (REITs) 3.5%
Apple Hospitality REIT, Inc.	1,500	13,755
Braemar Hotels & Resorts, Inc.	14,300	24,310
Brixmor Property Group, Inc.	7,200	68,400
CatchMark Timber Trust, Inc. (Class A Stock)	9,400	67,868
Columbia Property Trust, Inc.	7,700	96,250
DiamondRock Hospitality Co.	2,000	10,160
Franklin Street Properties Corp.	9,700	55,581
National Health Investors, Inc.	2,300	113,896
Omega Healthcare Investors, Inc.	2,300	61,042
Paramount Group, Inc.	2,600	22,880
Prologis, Inc.	200	16,074

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Retail Properties of America, Inc. (Class A Stock)	9,800	$50,666
Ryman Hospitality Properties, Inc.	800	28,680

		629,562

Food & Staples Retailing 1.1%
Kroger Co. (The)	1,000	30,120
PriceSmart, Inc.	400	21,020
Sysco Corp.	500	22,815
Walgreens Boots Alliance, Inc.	2,400	109,800
Walmart, Inc.	100	11,362

		195,117

Food Products 3.0%
Archer-Daniels-Midland Co.	1,400	49,252
Bunge Ltd.	2,500	102,575
Conagra Brands, Inc.	3,200	93,888
Kraft Heinz Co. (The)	4,100	101,434
Pilgrim’s Pride Corp.*	5,000	90,600
Tyson Foods, Inc. (Class A Stock)	1,900	109,953

		547,702

Gas Utilities 0.4%
UGI Corp.	2,800	74,676

Health Care Equipment & Supplies 6.5%
AngioDynamics, Inc.*	7,800	81,354
Baxter International, Inc.	700	56,833
Becton, Dickinson & Co.	200	45,954
DENTSPLY SIRONA, Inc.	2,400	93,192
Edwards Lifesciences Corp.*	800	150,896
Hologic, Inc.*	2,700	94,770
Intuitive Surgical, Inc.*	200	99,042
Medtronic PLC(u)	2,500	225,450
Natus Medical, Inc.*	4,000	92,520
STERIS PLC	330	46,190
Stryker Corp.	690	114,878
Zimmer Biomet Holdings, Inc.	630	63,681

		1,164,760

Health Care Providers & Services 6.3%
Anthem, Inc.	600	136,224

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	17

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Cigna Corp.	932	$165,132
CVS Health Corp.	2,200	130,526
DaVita, Inc.*	1,700	129,302
HCA Healthcare, Inc.	1,130	101,530
Humana, Inc.	500	157,010
UnitedHealth Group, Inc.(u)	1,210	301,750
Universal Health Services, Inc. (Class B Stock)	200	19,816

		1,141,290

Hotels, Restaurants & Leisure 1.1%
Biglari Holdings, Inc. (Class B Stock)*	200	10,280
Golden Entertainment, Inc.*	6,700	44,287
Hilton Grand Vacations, Inc.*	3,800	59,926
McDonald’s Corp.	300	49,605
RCI Hospitality Holdings, Inc.	2,700	26,919

		191,017

Household Durables 1.0%
Cavco Industries, Inc.*	600	86,964
Lennar Corp. (Class A Stock)	200	7,640
M/I Homes, Inc.*	2,600	42,978
Meritage Homes Corp.*	600	21,906
NVR, Inc.*	10	25,691

		185,179

Household Products 1.5%
Procter & Gamble Co. (The)(u)	2,500	275,000

Independent Power & Renewable Electricity Producers 0.6%
Atlantic Power Corp.*	10,400	22,256
Vistra Energy Corp.	5,200	82,992

		105,248

Industrial Conglomerates 0.9%
General Electric Co.	21,200	168,328

Insurance 2.6%
Allstate Corp. (The)	1,400	128,422
American Equity Investment Life Holding Co.	4,700	88,360
American International Group, Inc.	3,100	75,175
Hallmark Financial Services, Inc.*	1,500	6,060

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Mercury General Corp.	1,500	$61,080
MetLife, Inc.	3,500	106,995

		466,092

Interactive Media & Services 5.9%
Alphabet, Inc. (Class A Stock)*(u)	278	323,022
Alphabet, Inc. (Class C Stock)*(u)	191	222,097
Cars.com, Inc.*	6,200	26,660
Facebook, Inc. (Class A Stock)*(u)	2,720	453,696
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	16,900	30,420

		1,055,895

Internet & Direct Marketing Retail 4.0%
Amazon.com, Inc.*(u)	255	497,179
Booking Holdings, Inc.*	100	134,532
Qurate Retail, Inc. (Class A Stock)*	4,200	25,641
Stamps.com, Inc.*	500	65,040

		722,392

IT Services 6.3%
Accenture PLC (Class A Stock)	1,090	177,953
Automatic Data Processing, Inc.	400	54,672
Cognizant Technology Solutions Corp. (Class A Stock)	2,400	111,528
EPAM Systems, Inc.*	100	18,566
Hackett Group, Inc. (The)	5,700	72,504
International Business Machines Corp.	400	44,372
KBR, Inc.	4,000	82,720
Leidos Holdings, Inc.	1,500	137,475
Perspecta, Inc.	5,300	96,672
StarTek, Inc.*	2,500	9,400
TTEC Holdings, Inc.	2,100	77,112
Virtusa Corp.*	2,900	82,360
Visa, Inc. (Class A Stock)	1,105	178,038

		1,143,372

Leisure Products 0.2%
Brunswick Corp.	800	28,296
Malibu Boats, Inc. (Class A Stock)*	300	8,637

		36,933

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	19

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services 1.6%
IQVIA Holdings, Inc.*	1,030	$111,096
Thermo Fisher Scientific, Inc.(u)	620	175,832

		286,928

Machinery 1.3%
Gates Industrial Corp. PLC*	9,900	73,062
Oshkosh Corp.	1,500	96,495
Wabash National Corp.	9,500	68,590

		238,147

Marine 0.5%
Costamare, Inc. (Monaco)	21,400	96,728

Media 0.9%
Charter Communications, Inc. (Class A Stock)*	300	130,893
Discovery, Inc. (Class C Stock)*	400	7,016
ViacomCBS, Inc. (Class B Stock)	1,848	25,890

		163,799

Mortgage Real Estate Investment Trusts (REITs) 0.2%
Colony Credit Real Estate, Inc.	9,100	35,854

Multiline Retail 0.8%
Target Corp.	1,500	139,455

Multi-Utilities 1.1%
Dominion Energy, Inc.	1,000	72,190
MDU Resources Group, Inc.	900	19,350
Sempra Energy	1,000	112,990

		204,530

Oil, Gas & Consumable Fuels 3.2%
Ardmore Shipping Corp. (Ireland)	20,200	106,050
Diamondback Energy, Inc.	3,500	91,700
Kinder Morgan, Inc.	7,500	104,400
Nordic American Tankers Ltd.	23,700	107,361
Phillips 66	1,330	71,354
SM Energy Co.	10,500	12,810
Valero Energy Corp.	1,700	77,112

		570,787

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Personal Products 0.3%
Coty, Inc. (Class A Stock)	11,800	$60,888

Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.(u)	4,200	234,108
Jazz Pharmaceuticals PLC*	140	13,964
Johnson & Johnson(u)	2,200	288,486
Merck & Co., Inc.(u)	3,700	284,678
Mylan NV*	500	7,455
Zoetis, Inc.	200	23,538

		852,229

Professional Services 0.8%
Barrett Business Services, Inc.	1,400	55,496
Kforce, Inc.	3,100	79,267

		134,763

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	200	20,196

Road & Rail 0.2%
Kansas City Southern	300	38,154

Semiconductors & Semiconductor Equipment 5.3%
Applied Materials, Inc.	2,900	132,878
Intel Corp.(u)	6,000	324,720
Lam Research Corp.	300	72,000
Micron Technology, Inc.*	1,800	75,708
NVIDIA Corp.	700	184,520
QUALCOMM, Inc.	2,400	162,360

		952,186

Software 14.5%
Adobe, Inc.*(u)	800	254,592
Cadence Design Systems, Inc.*	500	33,020
Cerence, Inc.*	837	12,890
CommVault Systems, Inc.*	2,800	113,344
Ebix, Inc.	800	12,144
Fortinet, Inc.*	1,400	141,638
Intuit, Inc.(u)	780	179,400
Microsoft Corp.(u)	7,000	1,103,970
Nuance Communications, Inc.*	5,500	92,290

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	21

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
OneSpan, Inc.*	4,600	$83,490
Oracle Corp.(u)	4,300	207,819
Paycom Software, Inc.*	100	20,201
Progress Software Corp.	2,700	86,400
SecureWorks Corp. (Class A Stock)*	2,800	32,228
SS&C Technologies Holdings, Inc.	2,100	92,022
Synopsys, Inc.*	1,100	141,669
Telenav, Inc.*	3,000	12,960

		2,620,077

Specialty Retail 2.0%
Asbury Automotive Group, Inc.*	1,900	104,937
AutoNation, Inc.*	1,000	28,060
Best Buy Co., Inc.	300	17,100
Lowe’s Cos., Inc.	1,700	146,285
Sonic Automotive, Inc. (Class A Stock)	4,100	54,448

		350,830

Technology Hardware, Storage & Peripherals 5.6%
Apple, Inc.(u)	3,850	979,016
Xerox Holdings Corp.	1,300	24,622

		1,003,638

Textiles, Apparel & Luxury Goods 0.1%
PVH Corp.	360	13,550

Thrifts & Mortgage Finance 0.5%
Federal Agricultural Mortgage Corp. (Class C Stock)	900	50,067
Merchants Bancorp	2,800	42,504

		92,571

Tobacco 1.0%
Altria Group, Inc.	4,500	174,015

Trading Companies & Distributors 0.9%
BMC Stock Holdings, Inc.*	5,600	99,288
GMS, Inc.*	4,000	62,920

		162,208

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.6%
United States Cellular Corp.*	3,500	$102,515

TOTAL COMMON STOCKS (cost $26,003,267)		23,126,816

EXCHANGE-TRADED FUND 0.3%
SPDR S&P 500 ETF Trust (cost $62,819)	190	48,972

TOTAL LONG-TERM INVESTMENTS (cost $26,066,086)		23,175,788

SHORT-TERM INVESTMENT 0.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $112,198)(w)	112,198	112,198

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $26,178,284)		23,287,986

SECURITIES SOLD SHORT (28.6)%

COMMON STOCKS

Aerospace & Defense (0.3)%
Kratos Defense & Security Solutions, Inc.*	3,700	(51,208)

Auto Components (0.2)%
Dorman Products, Inc.*	700	(38,689)

Banks (0.6)%
Commerce Bancshares, Inc.	315	(15,860)
Cullen/Frost Bankers, Inc.	1,100	(61,369)
Triumph Bancorp, Inc.*	900	(23,400)

		(100,629)

Biotechnology (3.6)%
Agios Pharmaceuticals, Inc.*	800	(28,384)
Atara Biotherapeutics, Inc.*	2,000	(17,020)
BioCryst Pharmaceuticals, Inc.*	5,100	(10,200)
Blueprint Medicines Corp.*	200	(11,696)
Constellation Pharmaceuticals, Inc.*	200	(6,286)
Epizyme, Inc.*	3,100	(48,081)
Fate Therapeutics, Inc.*	2,500	(55,525)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	23

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Flexion Therapeutics, Inc.*	1,300	$(10,231)
Global Blood Therapeutics, Inc.*	700	(35,763)
Momenta Pharmaceuticals, Inc.*	3,300	(89,760)
Sarepta Therapeutics, Inc.*	2,230	(218,138)
Stemline Therapeutics, Inc.*	1,700	(8,228)
TG Therapeutics, Inc.*	3,300	(32,472)
Turning Point Therapeutics, Inc.*	100	(4,466)
Twist Bioscience Corp.*	1,200	(36,696)
Y-mAbs Therapeutics, Inc.*	1,300	(33,930)

		(646,876)

Capital Markets (0.9)%
FactSet Research Systems, Inc.	400	(104,272)
Hamilton Lane, Inc. (Class A Stock)	1,000	(55,310)

		(159,582)

Chemicals (0.4)%
Quaker Chemical Corp.	600	(75,768)

Commercial Services & Supplies (0.9)%
Stericycle, Inc.*	3,200	(155,456)

Communications Equipment (0.1)%
Plantronics, Inc.	1,400	(14,084)

Construction & Engineering (0.3)%
Ameresco, Inc. (Class A Stock)*	400	(6,812)
Argan, Inc.	500	(17,285)
Dycom Industries, Inc.*	1,060	(27,189)

		(51,286)

Diversified Consumer Services (0.0)%
OneSpaWorld Holdings Ltd. (Bahamas)	2,100	(8,526)

Diversified Telecommunication Services (0.2)%
Bandwidth, Inc. (Class A Stock)*	600	(40,374)

Electronic Equipment, Instruments & Components (1.0)%
Cognex Corp.	1,200	(50,664)
FLIR Systems, Inc.	500	(15,945)
II-VI, Inc.*	2,900	(82,650)

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Napco Security Technologies, Inc.*	600	$(9,102)
nLight, Inc.*	1,400	(14,686)

		(173,047)

Entertainment (0.8)%
Roku, Inc.*	1,700	(148,716)

Equity Real Estate Investment Trusts (REITs) (1.2)%
Americold Realty Trust	6,300	(214,452)

Food & Staples Retailing (0.0)%
Chefs’ Warehouse, Inc. (The)*	11	(111)

Food Products (1.2)%
Cal-Maine Foods, Inc.	1,500	(65,970)
Freshpet, Inc.*	1,200	(76,644)
Limoneira Co.	600	(7,860)
Simply Good Foods Co. (The)*	3,100	(59,706)

		(210,180)

Health Care Equipment & Supplies (2.7)%
Axonics Modulation Technologies, Inc.*	1,200	(30,492)
BioLife Solutions, Inc.*	700	(6,650)
CryoPort, Inc.*	1,200	(20,484)
Glaukos Corp.*	1,400	(43,204)
iRhythm Technologies, Inc.*	900	(73,215)
Misonix, Inc.*	600	(5,652)
Nevro Corp.*	500	(49,990)
OrthoPediatrics Corp.*	600	(23,784)
Penumbra, Inc.*	1,300	(209,729)
Shockwave Medical, Inc.*	500	(16,590)

		(479,790)

Health Care Providers & Services (2.5)%
Addus HomeCare Corp.*	500	(33,800)
American Renal Associates Holdings, Inc.*	1,000	(6,610)
BioTelemetry, Inc.*	1,200	(46,212)
Guardant Health, Inc.*	3,000	(208,800)
Hanger, Inc.*	1,000	(15,580)
HealthEquity, Inc.*	2,200	(111,298)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	25

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Pennant Group, Inc. (The)*	900	$(12,744)
PetIQ, Inc.*	800	(18,584)

		(453,628)

Health Care Technology (0.2)%
Inspire Medical Systems, Inc.*	400	(24,112)
Vocera Communications, Inc.*	400	(8,496)

		(32,608)

Hotels, Restaurants & Leisure (0.3)%
Noodles & Co.*	1,600	(7,536)
Shake Shack, Inc. (Class A Stock)*	1,200	(45,288)

		(52,824)

Household Durables (0.1)%
Sonos, Inc.*	3,200	(27,136)

Household Products (0.1)%
WD-40 Co.	60	(12,051)

Insurance (0.7)%
eHealth, Inc.*	800	(112,656)
Markel Corp.*	20	(18,558)

		(131,214)

Interactive Media & Services (0.1)%
Cargurus, Inc.*	700	(13,258)

IT Services (1.7)%
MongoDB, Inc.*	900	(122,886)
Okta, Inc.*	1,300	(158,938)
Square, Inc. (Class A Stock)*	400	(20,952)

		(302,776)

Leisure Products (0.0)%
Clarus Corp.	1,000	(9,800)

Life Sciences Tools & Services (0.4)%
Codexis, Inc.*	2,100	(23,436)

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
NanoString Technologies, Inc.*	1,200	$(28,860)
Quanterix Corp.*	1,000	(18,370)

		(70,666)

Machinery (0.5)%
Energy Recovery, Inc.*	1,900	(14,136)
Lindsay Corp.	400	(36,632)
RBC Bearings, Inc.*	300	(33,837)
Xylem, Inc.	200	(13,026)

		(97,631)

Media (0.3)%
Cardlytics, Inc.*	800	(27,968)
New York Times Co. (The) (Class A Stock)	1,100	(33,781)

		(61,749)

Mortgage Real Estate Investment Trusts (REITs) (0.1)%
Blackstone Mortgage Trust, Inc. (Class A Stock)	700	(13,034)

Pharmaceuticals (0.1)%
Aerie Pharmaceuticals, Inc.*	1,600	(21,600)
Recro Pharma, Inc.*	700	(5,719)

		(27,319)

Professional Services (0.2)%
Forrester Research, Inc.*	300	(8,769)
Upwork, Inc.*	3,900	(25,155)
Willdan Group, Inc.*	400	(8,548)

		(42,472)

Real Estate Management & Development (0.2)%
Redfin Corp.*	2,100	(32,382)

Semiconductors & Semiconductor Equipment (0.1)%
Impinj, Inc.*	800	(13,368)

Software (5.2)%
Alteryx, Inc. (Class A Stock)*	1,700	(161,789)
Anaplan, Inc.*	1,600	(48,416)
Appfolio, Inc. (Class A Stock)*	600	(66,570)

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	27

Schedule of Investments (continued)

as of March 31, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Coupa Software, Inc.*	1,800	$(251,514)
Everbridge, Inc.*	800	(85,088)
Medallia, Inc.*	500	(10,020)
PROS Holdings, Inc.*	500	(15,515)
Q2 Holdings, Inc.*	1,200	(70,872)
SailPoint Technologies Holding, Inc.*	2,900	(44,138)
Smartsheet, Inc. (Class A Stock)*	1,400	(58,114)
Splunk, Inc.*	100	(12,623)
Varonis Systems, Inc.*	1,000	(63,670)
Workday, Inc. (Class A Stock)*	90	(11,720)
Yext, Inc.*	3,700	(37,703)

		(937,752)

Specialty Retail (0.1)%
Five Below, Inc.*	300	(21,114)

Technology Hardware, Storage & Peripherals (0.6)%
Pure Storage, Inc. (Class A Stock)*	8,900	(109,470)

Trading Companies & Distributors (0.6)%
SiteOne Landscape Supply, Inc.*	1,400	(103,068)
Textainer Group Holdings Ltd. (China)*	1,100	(9,042)

		(112,110)

Wireless Telecommunication Services (0.1)%
Boingo Wireless, Inc.*	1,500	(15,915)

TOTAL SECURITIES SOLD SHORT (proceeds received $5,552,248)		(5,159,051)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 100.5% (cost $20,626,036)		18,128,935
Liabilities in excess of other assets (0.5)%		(81,234)

NET ASSETS 100.0%		$18,047,701

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

See Notes to Financial Statements.

28

SPDR—Standard & Poor’s Depositary Receipts

*	Non-income producing security.
(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$545,449	$—	$—
Air Freight & Logistics	72,752	—	—
Airlines	27,174	—	—
Banks	743,343	—	—
Beverages	366,766	—	—
Biotechnology	1,227,099	—	—
Building Products	179,051	—	—
Capital Markets	530,469	—	—
Chemicals	504,635	—	—
Commercial Services & Supplies	93,920	—	—
Communications Equipment	221,603	—	—
Construction & Engineering	55,188	—	—
Construction Materials	56,769	—	—
Consumer Finance	148,768	—	—
Containers & Packaging	14,130	—	—
Distributors	96,397	—	—
Diversified Consumer Services	57,185	—	—
Diversified Financial Services	196,940	—	—
Diversified Telecommunication Services	528,542	—	—
Electric Utilities	330,364	—	—
Electrical Equipment	55,846	—	—
Electronic Equipment, Instruments & Components	281,924	—	—
Entertainment	375,891	—	—
Equity Real Estate Investment Trusts (REITs)	629,562	—	—
Food & Staples Retailing	195,117	—	—
Food Products	547,702	—	—
Gas Utilities	74,676	—	—
Health Care Equipment & Supplies	1,164,760	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	29

Schedule of Investments (continued)

as of March 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Health Care Providers & Services	$1,141,290	$—	$—
Hotels, Restaurants & Leisure	191,017	—	—
Household Durables	185,179	—	—
Household Products	275,000	—	—
Independent Power & Renewable Electricity Producers	105,248	—	—
Industrial Conglomerates	168,328	—	—
Insurance	466,092	—	—
Interactive Media & Services	1,055,895	—	—
Internet & Direct Marketing Retail	722,392	—	—
IT Services	1,143,372	—	—
Leisure Products	36,933	—	—
Life Sciences Tools & Services	286,928	—	—
Machinery	238,147	—	—
Marine	96,728	—	—
Media	163,799	—	—
Mortgage Real Estate Investment Trusts (REITs)	35,854	—	—
Multiline Retail	139,455	—	—
Multi-Utilities	204,530	—	—
Oil, Gas & Consumable Fuels	570,787	—	—
Personal Products	60,888	—	—
Pharmaceuticals	852,229	—	—
Professional Services	134,763	—	—
Real Estate Management & Development	20,196	—	—
Road & Rail	38,154	—	—
Semiconductors & Semiconductor Equipment	952,186	—	—
Software	2,620,077	—	—
Specialty Retail	350,830	—	—
Technology Hardware, Storage & Peripherals	1,003,638	—	—
Textiles, Apparel & Luxury Goods	13,550	—	—
Thrifts & Mortgage Finance	92,571	—	—
Tobacco	174,015	—	—
Trading Companies & Distributors	162,208	—	—
Wireless Telecommunication Services	102,515	—	—
Exchange-Traded Fund	48,972	—	—
Affiliated Mutual Fund	112,198	—	—

Total	$23,287,986	$—	$—

Liabilities
Common Stocks—Short
Aerospace & Defense	$(51,208)	$—	$—
Auto Components	(38,689)	—	—
Banks	(100,629)	—	—
Biotechnology	(646,876)	—	—
Capital Markets	(159,582)	—	—
Chemicals	(75,768)	—	—

See Notes to Financial Statements.

30

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Liabilities (continued)
Common Stocks—Short (continued)
Commercial Services & Supplies	$(155,456)	$—	$—
Communications Equipment	(14,084)	—	—
Construction & Engineering	(51,286)	—	—
Diversified Consumer Services	(8,526)	—	—
Diversified Telecommunication Services	(40,374)	—	—
Electronic Equipment, Instruments & Components	(173,047)	—	—
Entertainment	(148,716)	—	—
Equity Real Estate Investment Trusts (REITs)	(214,452)	—	—
Food & Staples Retailing	(111)	—	—
Food Products	(210,180)	—	—
Health Care Equipment & Supplies	(479,790)	—	—
Health Care Providers & Services	(453,628)	—	—
Health Care Technology	(32,608)	—	—
Hotels, Restaurants & Leisure	(52,824)	—	—
Household Durables	(27,136)	—	—
Household Products	(12,051)	—	—
Insurance	(131,214)	—	—
Interactive Media & Services	(13,258)	—	—
IT Services	(302,776)	—	—
Leisure Products	(9,800)	—	—
Life Sciences Tools & Services	(70,666)	—	—
Machinery	(97,631)	—	—
Media	(61,749)	—	—
Mortgage Real Estate Investment Trusts (REITs)	(13,034)	—	—
Pharmaceuticals	(27,319)	—	—
Professional Services	(42,472)	—	—
Real Estate Management & Development	(32,382)	—	—
Semiconductors & Semiconductor Equipment	(13,368)	—	—
Software	(937,752)	—	—
Specialty Retail	(21,114)	—	—
Technology Hardware, Storage & Peripherals	(109,470)	—	—
Trading Companies & Distributors	(112,110)	—	—
Wireless Telecommunication Services	(15,915)	—	—

Total	$(5,159,051)	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2020 were as follows (unaudited):

Software	14.5%
Biotechnology	6.8
Health Care Equipment & Supplies	6.5
IT Services	6.3
Health Care Providers & Services	6.3%
Interactive Media & Services	5.9
Technology Hardware, Storage & Peripherals	5.6
Semiconductors & Semiconductor Equipment	5.3

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	31

Schedule of Investments (continued)

as of March 31, 2020

Industry Classification (cont’d.):
Pharmaceuticals	4.7%
Banks	4.1
Internet & Direct Marketing Retail	4.0
Equity Real Estate Investment Trusts (REITs)	3.5
Oil, Gas & Consumable Fuels	3.2
Food Products	3.0
Aerospace & Defense	3.0
Capital Markets	2.9
Diversified Telecommunication Services	2.9
Chemicals	2.8
Insurance	2.6
Entertainment	2.1
Beverages	2.0
Specialty Retail	2.0
Electric Utilities	1.8
Life Sciences Tools & Services	1.6
Electronic Equipment, Instruments & Components	1.6
Household Products	1.5
Machinery	1.3
Communications Equipment	1.2
Multi-Utilities	1.1
Diversified Financial Services	1.1
Food & Staples Retailing	1.1
Hotels, Restaurants & Leisure	1.1
Household Durables	1.0
Building Products	1.0
Tobacco	1.0
Industrial Conglomerates	0.9
Media	0.9
Trading Companies & Distributors	0.9
Consumer Finance	0.8
Multiline Retail	0.8
Professional Services	0.8
Affiliated Mutual Fund	0.7
Independent Power & Renewable Electricity Producers	0.6
Wireless Telecommunication Services	0.6
Marine	0.5
Distributors	0.5
Commercial Services & Supplies	0.5
Thrifts & Mortgage Finance	0.5
Gas Utilities	0.4
Air Freight & Logistics	0.4
Personal Products	0.3
Diversified Consumer Services	0.3
Construction Materials	0.3
Electrical Equipment	0.3%
Construction & Engineering	0.3
Exchange-Traded Fund	0.3
Road & Rail	0.2
Leisure Products	0.2
Mortgage Real Estate Investment Trusts (REITs)	0.2
Airlines	0.2
Real Estate Management & Development	0.1
Containers & Packaging	0.1
Textiles, Apparel & Luxury Goods	0.1
Securities Sold Short
Food & Staples Retailing	(0.0)*
Diversified Consumer Services	(0.0)*
Leisure Products	(0.0)*
Household Products	(0.1)
Mortgage Real Estate Investment Trusts (REITs)	(0.1)
Interactive Media & Services	(0.1)
Semiconductors & Semiconductor Equipment	(0.1)
Communications Equipment	(0.1)
Wireless Telecommunication Services	(0.1)
Specialty Retail	(0.1)
Household Durables	(0.1)
Pharmaceuticals	(0.1)
Real Estate Management & Development	(0.2)
Health Care Technology	(0.2)
Auto Components	(0.2)
Diversified Telecommunication Services	(0.2)
Professional Services	(0.2)
Aerospace & Defense	(0.3)
Construction & Engineering	(0.3)
Hotels, Restaurants & Leisure	(0.3)
Media	(0.3)
Life Sciences Tools & Services	(0.4)
Chemicals	(0.4)
Machinery	(0.5)
Banks	(0.6)
Technology Hardware, Storage & Peripherals	(0.6)
Trading Companies & Distributors	(0.6)
Insurance	(0.7)
Entertainment	(0.8)
Commercial Services & Supplies	(0.9)
Capital Markets	(0.9)
Electronic Equipment, Instruments & Components	(1.0)
Food Products	(1.2)
Equity Real Estate Investment Trusts (REITs)	(1.2)
IT Services	(1.7)

See Notes to Financial Statements.

32

Industry Classification (cont’d.):
Health Care Providers & Services	(2.5)%
Health Care Equipment & Supplies	(2.7)
Biotechnology	(3.6)
Software	(5.2)

100.5
Liabilities in excess of other assets	(0.5)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities Sold Short	Scotia Capital (USA), Inc.	$(5,159,051)	$5,159,051	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	33

Statement of Assets and Liabilities

as of March 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $26,066,086)	$23,175,788
Affiliated investments (cost $112,198)	112,198
Cash	221
Receivable for investments sold	1,235,738
Deposit with broker for securities sold short	52,312
Dividends and interest receivable	31,811
Prepaid expenses	360

Total Assets	24,608,428

Liabilities
Securities sold short, at value (proceeds received $5,552,248)	5,159,051
Payable for investments purchased	1,340,266
Accrued expenses and other liabilities	43,026
Dividends and interest payable on securities sold short	11,115
Management fee payable	7,146
Affiliated transfer agent fee payable	101
Distribution fee payable	22

Total Liabilities	6,560,727

Net Assets	$18,047,701

Net assets were comprised of:
Shares of beneficial interest, at par	$2,068
Paid-in capital in excess of par	20,704,451
Total distributable earnings (loss)	(2,658,818)

Net assets, March 31, 2020	$18,047,701

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share, ($59,428 ÷ 6,809 shares of beneficial interest issued and outstanding)	$8.73
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price to public	$9.24

Class C
Net asset value, offering price and redemption price per share,
($15,345 ÷ 1,765 shares of beneficial interest issued and outstanding)	$8.69

Class Z
Net asset value, offering price and redemption price per share,
($14,584 ÷ 1,674 shares of beneficial interest issued and outstanding)	$8.71

Class R6
Net asset value, offering price and redemption price per share,
($ 17,958,344 ÷ 2,058,041 shares of beneficial interest issued and outstanding)	$8.73

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	35

Statement of Operations

Year Ended March 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,860 foreign withholding tax)	$522,593
Interest income	95,447
Affiliated dividend income	734

Total income	618,774

Expenses
Management fee	180,519
Distribution fee(a)	301
Broker fees and expenses on short sales	136,005
Custodian and accounting fees	61,447
Registration fees(a)	51,308
Dividend expense on short sales	30,702
Shareholders’ reports	29,601
Audit fee	24,593
Legal fees and expenses	17,585
Trustees’ fees	10,920
Transfer agent’s fees and expenses (including affiliated expense of $545)(a)	721
Miscellaneous	17,655

Total expenses	561,357
Less: Fee waiver and/or expense reimbursement(a)	(179,983)

Net expenses	381,374

Net investment income (loss)	237,400

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	356,686
Short sales transactions	(349,536)

7,150

Net change in unrealized appreciation (depreciation) on:
Investments	(4,915,928)
Short sales	624,217

(4,291,711)

Net gain (loss) on investment transactions	(4,284,561)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(4,047,161)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	184	117	—	—
Registration fees	12,827	12,827	12,827	12,827
Transfer agent’s fees and expenses	440	45	151	85
Fee waiver and/or expense reimbursement	(13,684)	(12,936)	(13,059)	(140,304)

See Notes to Financial Statements.

36

Statements of Changes in Net Assets

	Year Ended March 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$237,400	$218,724
Net realized gain (loss) on investment transactions	7,150	(172,988)
Net change in unrealized appreciation (depreciation) on investments	(4,291,711)	716,658

Net increase (decrease) in net assets resulting from operations	(4,047,161)	762,394

Dividends and Distributions
Distributions from distributable earnings
Class A	(680)	(291)
Class C	(23)	(49)
Class Z	(176)	(156)
Class R6	(265,702)	(235,055)

	(266,581)	(235,551)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	35,732	74,995
Net asset value of shares issued in reinvestment of dividends and distributions	266,581	235,551
Cost of shares reacquired	(31,452)	(38,712)

Net increase (decrease) in net assets from Fund share transactions	270,861	271,834

Total increase (decrease)	(4,042,881)	798,677

Net Assets:
Beginning of year	22,090,582	21,291,905

End of year	$18,047,701	$22,090,582

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	37

Statement of Cash Flows

For Year Ended March 31, 2020

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(4,047,161)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from disposition of long-term portfolio investments	30,410,933
Purchases of long-term portfolio investments	(29,703,741)
Net proceeds (purchases) of short-term portfolio investments	(102,265)
Costs to cover securities sold short	5,485,080
Proceeds from securities sold short	(6,466,443)
Net realized (gain) loss on investment transactions	(356,686)
Net realized (gain) loss on short sales transactions	349,536
Net change in unrealized (appreciation) depreciation of investments	4,915,928
Net change in unrealized (appreciation) depreciation on short sales	(624,217)
(Increase) Decrease in Assets:
Receivable for investments sold	(1,235,738)
Dividends and interest receivable	6,708
Prepaid expenses	17
Due from manager	10,704
Increase (Decrease) in Liabilities:
Payable for investments purchased	1,340,266
Accrued expenses and other liabilities	3,967
Dividends and interest payable on securities sold short	(5,088)
Management fee payable	7,146
Affiliated transfer agent fee payable	(5)
Distribution fee payable	(12)

Total adjustments	4,036,090

Net cash provided by (used for) operating activities	(11,071)

Net cash provided by (used for) financing activities:
Cash paid on distributions from distributable earnings	(266,581)
Proceeds from Fund shares sold	35,732
Net asset value of shares issued in reinvestment of dividends and distributions	266,581
Payment of Fund shares repurchased	(31,452)

Net cash provided by (used for) financing activities	4,280

Net increase (decrease) in cash and restricted cash, at value	(6,791)
Net cash at beginning of year	59,324

Cash and restricted cash at the end of year	$52,533

Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

	March 31, 2020	March 31, 2019
Cash	$221	$4,172
Restricted Cash:
Deposit with broker for securities sold short	52,312	55,152

Total cash and restricted cash	$52,533	$59,324

See Notes to Financial Statements.

38

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of the following six series: PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM QMA Long-Short Equity Fund and PGIM Short Duration Muni Fund (formerly known as PGIM Short Duration Muni High Income Fund), each of which are diversified funds and PGIM Global Real Estate Fund, PGIM Jennison Technology Fund and PGIM US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Core Equity PLUS Fund (the “Fund”).

The investment objective of the Fund is to seek long-term capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM QMA Large-Cap Core Equity PLUS Fund	39

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

40

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Short Sales: The Fund sold a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The cash amounts pledged for securities sold short are considered restricted cash and are included in deposit with broker for securities sold short in the Statement of Assets and Liabilities.

Short sales involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the

PGIM QMA Large-Cap Core Equity PLUS Fund	41

Notes to Financial Statements (continued)

Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

42

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion;

0.78% on the next $2 billion of average daily net assets; 0.76% on the next $2 billion of average daily net assets; 0.75% on the next $5 billion of average daily net assets and 0.74% on the average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended March 31, 2020.

The Manager has contractually agreed, through July 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.20% of average daily net

PGIM QMA Large-Cap Core Equity PLUS Fund	43

Notes to Financial Statements (continued)

assets for Class A shares, 1.95% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class Z shares, and 0.95% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended March 31, 2020, PIMS received $351 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended March 31, 2020, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

44

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended March 31, 2020, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2020, were $36,170,184 and $35,871,485, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended March 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$9,933	$680,086	$577,821	$—	$—	$112,198	112,198	$734

*	The Fund did not have any capital gain distributions during the reporting period.

PGIM QMA Large-Cap Core Equity PLUS Fund	45

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended March 31, 2020, the tax character of dividends paid by the Fund was $266,581 of ordinary income. For the year ended March 31, 2019, the tax character of dividends paid by the Fund were $218,482 of ordinary income and $17,069 of long-term capital gains.

As of March 31, 2020, the accumulated undistributed earnings on a tax basis was $47,895 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of March 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$20,697,808	$3,044,621	$(5,613,494)	$(2,568,873)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of March 31, 2020 of approximately $138,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended March 31, 2020 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial

46

sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of March 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,023	15%
Class C	1,007	57%
Class Z	1,029	61%
Class R6	2,058,041	100%

At reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	99%	—	—%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2020:
Shares sold	2,006	$21,554
Shares issued in reinvestment of dividends and distributions	57	680
Shares reacquired	(2,247)	(23,451)

Net increase (decrease) in shares outstanding before conversion	(184)	(1,217)
Shares issued upon conversion from other share class(es)	1,353	15,018

Net increase (decrease) in shares outstanding	1,169	$13,801

Year ended March 31, 2019:
Shares sold	4,527	$47,455
Shares issued in reinvestment of dividends and distributions	30	291
Shares reacquired	(2,733)	(28,712)

Net increase (decrease) in shares outstanding	1,824	$19,034

PGIM QMA Large-Cap Core Equity PLUS Fund	47

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended March 31, 2020:
Shares sold	758	$6,275
Shares issued in reinvestment of dividends and distributions	2	23

Net increase (decrease) in shares outstanding before conversion	760	6,298
Shares reacquired upon conversion into other share class(es)	(1,358)	(15,018)

Net increase (decrease) in shares outstanding	(598)	$(8,720)

Year ended March 31, 2019:
Shares sold	1,355	$15,000
Shares issued in reinvestment of dividends and distributions	5	49

Net increase (decrease) in shares outstanding	1,360	$15,049

Class Z
Year ended March 31, 2020:
Shares sold	732	$7,792
Shares issued in reinvestment of dividends and distributions	15	176
Shares reacquired	(716)	(8,001)

Net increase (decrease) in shares outstanding	31	$(33)

Year ended March 31, 2019:
Shares sold	1,167	$12,540
Shares issued in reinvestment of dividends and distributions	15	156
Shares reacquired	(933)	(10,000)

Net increase (decrease) in shares outstanding	249	$2,696

Class R6
Year ended March 31, 2020:
Shares sold	—	$111
Shares issued in reinvestment of dividends and distributions	22,479	265,702

Net increase (decrease) in shares outstanding	22,479	$265,813

Year ended March 31, 2019:
Shares issued in reinvestment of dividends and distributions	23,791	$235,055

Net increase (decrease) in shares outstanding	23,791	$235,055

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019

Total Commitment	$1,222,500,000*	$900,000,000

48

	Current SCA	Prior SCA
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

*	Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended March 31, 2020.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM QMA Large-Cap Core Equity PLUS Fund	49

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

Short Sales Risk: Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. When selling short against the box (i.e. short selling securities which the Fund already owns), the Fund gives up the opportunity for capital appreciation in the security.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

50

Financial Highlights

Class A Shares
	Year Ended March 31,		September 19, 2017(a) through March 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.81	$10.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investment transactions	(2.07)	0.27	0.58
Total from investment operations	(1.98)	0.35	0.60
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.03)
Distributions from net realized gains	-	(0.02)	(0.02)
Total dividends and distributions	(0.10)	(0.09)	(0.05)
Net asset value, end of period	$8.73	$10.81	$10.55
Total Return(c):	(18.63)%	3.39%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$59	$61	$40
Average net assets (000)	$74	$42	$20
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.94%	2.11%	1.72%	(f)
Expenses before waivers and/or expense reimbursement(e)	20.53%	37.62%	203.54%	(f)
Net investment income (loss)	0.79%	0.72%	0.43%	(f)
Portfolio turnover rate(g)	101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.74%, 0.91% and 0.52%, for the years ended March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	51

Financial Highlights (continued)

Class C Shares
	Year Ended March 31,		September 19, 2017(a) through March 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.77	$10.52	$10.00
Income (loss) from investment operations:
Net investment income (loss)	- (c)	0.01	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(2.06)	0.26	0.57
Total from investment operations	(2.06)	0.27	0.55
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	-	(0.01)
Distributions from net realized gains	-	(0.02)	(0.02)
Total dividends and distributions	(0.02)	(0.02)	(0.03)
Net asset value, end of period	$8.69	$10.77	$10.52
Total Return(d):	(19.16)%	2.59%	5.48%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15	$25	$11
Average net assets (000)	$12	$17	$11
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement(f)	2.66%	2.89%	2.43% (g)
Expenses before waivers and/or expense reimbursement(f)	113.43%	87.13%	383.62% (g)
Net investment income (loss)	0.04%	0.06%	(0.32)% (g)
Portfolio turnover rate(h)	101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.70%, 0.94% and 0.48%, for the years ended March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(g)	Annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended March 31,		September 19, 2017(a) through March 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.78	$10.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	(2.05)	0.26	0.55
Total from investment operations	(1.94)	0.37	0.59
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.04)
Distributions from net realized gains	-	(0.02)	(0.02)
Total dividends and distributions	(0.13)	(0.12)	(0.06)
Net asset value, end of period	$8.71	$10.78	$10.53
Total Return(c):	(18.31)%	3.59%	5.87%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15	$18	$15
Average net assets (000)	$14	$18	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.69%	1.85%	1.42%	(f)
Expenses before waivers and/or expense reimbursement(e)	91.92%	81.69%	341.63%	(f)
Net investment income (loss)	1.01%	1.00%	0.71%	(f)
Portfolio turnover rate(g)	101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.74%, 0.90% and 0.47%, for the years ended March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity PLUS Fund	53

Financial Highlights (continued)

Class R6 Shares
	Year Ended March 31,		September 19, 2017(a) through March 31, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.80	$10.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.11	0.04
Net realized and unrealized gain (loss) on investment transactions	(2.06)	0.26	0.57
Total from investment operations	(1.94)	0.37	0.61
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.04)
Distributions from net realized gains	-	(0.02)	(0.02)
Total dividends and distributions	(0.13)	(0.12)	(0.06)
Net asset value, end of period	$8.73	$10.80	$10.55
Total Return(c):	(18.37)%	3.58%	6.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,958	$21,986	$21,226
Average net assets (000)	$22,465	$21,827	$21,315
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(e)	1.69%	1.85%	1.42%	(f)
Expenses before waivers and/or expense reimbursement(e)	2.31%	2.63%	2.41%	(f)
Net investment income (loss)	1.05%	1.00%	0.68%	(f)
Portfolio turnover rate(g)	101%	88%	60%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.74%, 0.90% and 0.47% for the years ended March 31, 2020, March 31, 2019 and the period ended March 31, 2018, respectively.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

54

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Large-Cap Core Equity PLUS Fund and Board of Trustees

Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Large-Cap Core Equity PLUS Fund (the Fund), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

May 21, 2020

PGIM QMA Large-Cap Core Equity PLUS Fund	55

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Fund’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Fund’s Board.

At a meeting of the Board of Trustees on March 3-5, 2020, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness the Fund’s LRMP, including any material changes to the LRMP for the period from the inception of the Fund’s program on December 1, 2018 through December 31, 2019 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

56

Federal Income Tax Information (unaudited)

For the year ended March 31, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Core Equity PLUS Fund	100.00%	100.00%

The Fund designates 5.84% as qualified business income (QBI).

In January 2021 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2020.

PGIM QMA Large-Cap Core Equity PLUS Fund	57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Core Equity PLUS Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Large-Cap Core Equity PLUS Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Large-Cap Core Equity PLUS Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President within PGIM Investments LLC (since December 2018 - present) of PGIM Investments; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 2/10/80 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Large-Cap Core Equity PLUS Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Core Equity PLUS Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP CORE EQUITY PLUS FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PQMAX	PQMCX	PQMZX	PQMQX
CUSIP	744336728	744336710	744336686	744336694

MF237E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant's Board has determined that Ms. Grace C. Torres, member of the Board's Audit Committee is an "audit committee financial expert," and that she is "independent," for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2020 and March 31, 2019, KPMG LLP ("KPMG"), the Registrant's principal accountant, billed the Registrant $126,308 and $125,057, respectively, for professional services rendered for the audit of the Registrant's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)Audit-Related Fees

For the fiscal year ended March 31, 2020, fees of $5,672 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended March 31, 2019, there are no fees to report.

(c)Tax Fees

For the fiscal years ended March 31, 2020 and March 31, 2019:none.

(d)All Other Fees

For the fiscal years ended March 31, 2020 and March 31, 2019: none.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

•a review of the nature of the professional services expected to be provided,

•a review of the safeguards put into place by the accounting firm to safeguard independence, and

•periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, andthe compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant toauthority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

•Annual Fund financial statement audits

•Seed audits (related to new product filings, as required)

•SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

•Accounting consultations

•Fund merger support services

•Agreed Upon Procedure Reports

•Attestation Reports

•Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

•Tax compliance services related to the filing or amendment of the following:

•Federal, state and local income tax compliance; and,

•Sales and use tax compliance

•Timely RIC qualification reviews

•Tax distribution analysis and planning

•Tax authority examination services

•Tax appeals support services

•Accounting methods studies

•Fund merger support services

•Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund's independent accountants will not render services in the following categories of non-audit services:

•Bookkeeping or other services related to the accounting records or financial statements of the Fund

•Financial information systems design and implementation

•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•Actuarial services

•Internal audit outsourcing services

•Management functions or human resources

•Broker or dealer, investment adviser, or investment banking services

•Legal services and expert services unrelated to the audit

•Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM FundComplex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended March 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended March 31, 2019: none.

(f)Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2020 and March 31, 2019 was $0 and $0, respectively.

(h)Principal Accountant's Independence

Not applicable as KPMG has not provided non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(4)Registrant's Independent Public Accountant, attached as Exhibit 99.ACCT.

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12
By:	/s/ Andrew R. French
Andrew R. French
Secretary
Date:	May 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer
Date:	May 21, 2020
By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer
Date:	May 21, 2020